UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2023

Date of reporting period:  November 30, 2023

Item 1. Reports to Stockholders.

(a)

Medalist Partners MBS Total Return Fund
(formerly, Semper MBS Total Return Fund)

Class A – SEMOX
Investor Class – SEMPX
Institutional Class – SEMMX

Medalist Partners Short Duration Fund
(formerly, Semper Short Duration Fund)

Investor Class – SEMRX
Institutional Class – SEMIX

Annual Report
November 30, 2023

MEDALIST PARTNERS FUNDS

Table of Contents

Shareholder Letter	1
Allocation of Portfolio Assets	8
Expense Example	10
Investment Highlights	12
Schedules of Investments	14
Statements of Assets and Liabilities	30
Statements of Operations	33
Statements of Changes in Net Assets	34
Financial Highlights	38
Notes to Financial Statements	43
Report of Independent Registered Public Accounting Firm	60
Notice to Shareholders	61
Statement Regarding Liquidity Risk Management Program	62
Information about Trustees and Officers	63
Approval of Investment Advisory Agreement	66
Householding	71
Privacy Notice	72

MEDALIST PARTNERS FUNDS

January 15, 2024

Dear Shareholder,

The Medalist Partners MBS Total Return Fund (Total Return Fund) and the Medalist Partners Short Duration Fund (Short Duration Fund) completed their 2023 fiscal year ending November 30, 2023 with the strongest annual performance since the inception of the two funds in 2013 and 2010, respectively. Following an extremely difficult 2022 fiscal year for the entire bond market dominated by the Fed’s unprecedented restrictive monetary policy beginning with their first Fed Funds Rate hike in March 2022, the recently completed year had a much more favorable tone.

The Total Return Fund performance for the year ended November 30, 2023 for the Institutional Class was 10.44%, for the Investor Class performance was 10.28%, and for the Class A performance was 10.26% without the maximum 2.00% front-end sales load and 8.07% including the front-end sales load. The Short Duration Fund performance for the year ended November 30, 2023 for the Institutional Class was 8.85% and for the Investor Class was 8.57%. The Total Return Fund’s benchmark index, the Bloomberg U.S. MBS Index returned 0.26% resulting in excess return of over 10% for the Total Return Fund. The Short Duration Fund’s benchmark indices, the Bloomberg 1-3 Year Government Index and the Bloomberg 1-3 Year Treasury Index, returned 3.31% and 3.28%, respectively, resulting in excess return of over 5.5% for the Short Duration Fund.

While most fixed income sectors languished all year until the bond market began a furious 10 week rally in mid-October, the portion of the bond market consisting of structured credit including residential non-agency mortgage-backed securities (RMBS) and narrow portions of the commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and collateralized loan obligations (CLO) sectors in which the two Funds are invested generally performed well despite the many challenges facing the U.S. economy and capital markets.

As the fiscal year began last December 2022, the Federal Reserve raised their target Fed Funds rate by 50 basis points following several 75 basis point moves across most of 2022. In February they added just a 25 basis point increase, adding clarity to market sentiment that the Fed was approaching the end of this tightening cycle. Rates remained very volatile, but credit sectors mostly rallied on this prospect, supporting stronger performance in December 2022 and into the 2023 calendar year. Most sectors of the bond market rallied on the prospect of the Fed approaching the end of its tightening cycle.

However, the rebound in securitized debt sectors - other than government guaranteed agency MBS – was slower to emerge during this period when compared to corporates and other bond sectors, largely due to concerns over the likelihood, timing, and severity of a 2023 recession and the impact this could have on housing and homeowners – concerns that never materialized. We observed heightened caution surrounding housing and even more so on commercial real estate markets along with RMBS and CMBS bonds. However, the combination of much lower new issue

MEDALIST PARTNERS FUNDS

supply as rising mortgage rates slowed mortgage refinancing and home buying activity, combined with persistently strong credit performance by both the bonds and underlying loans in the RMBS sector, plus the extremely compelling relative value between relatively rich corporate bonds and relatively attractive RMBS across the credit rating spectrum finally combined to build meaningful support for RMBS in the first quarter of 2023.

Following two strong months of performance, the bond market again took a turn for the worse in February as surprisingly strong employment data led to heightened expectations for additional Fed tightening. Rates spiked higher, and agency MBS spreads along with volatility rose. RMBS performed well in February with the exception of the most rate sensitive profiles, benefitting from generally lower duration and continued strong credit fundamentals. As quickly as rates rose in February, they reversed course and declined in March while spreads widened as the regional banking crisis emerged with the failure of three regional banks and its implications for weakening asset values and economic growth, especially across commercial real estate. In April, volatility began to subside somewhat although the overhang of the banking crisis, Fed policy, and inflation remained. Rates turned higher once again in May with continued strong employment and better, but still too high inflation. Agency MBS again underperformed – yields and spreads approached Great Financial Crisis levels, but RMBS continued to strengthen.

Rates continued to move higher for the next five months, peaking in mid-October, three months after the Fed hiked the Fed Funds Rate for the eleventh and most likely final time during this cycle. The 10-year Treasury, which began 2023 yielding 3.88%, peaked at just over 5% before beginning a slide back to 3.88% by the end of December. The 2-year Treasury yield began 2023 at 4.43% and rose as high as 5.10% in October. The curve became increasingly inverted, peaking at -100 basis points in June, briefly flattening to 0 in October, and then inverting to about -40 basis points at year end as the 2-year Treasury yield dropped to 4.25%.

The extreme rate volatility in the second half of 2023 was tethered to market expectations for Fed action. In October the dominant theme was “higher for longer” but by year-end the market was pricing in five Fed rate cuts in 2024. The Fed’s course in 2024 will of course depend on continued resiliency of the labor market and the speed at which inflation declines back to 2%, plus a growing list of geopolitical risks. Inflation has fallen by nearly two-thirds in the past year, but remains over 3% higher than the Fed’s 2% target.

Meanwhile, the residential housing market showed incredible resiliency. In mid-2022 analysts expected 10% to 20% declines in home prices as mortgage rates rose. In fact, after a less than 5% home price decline in fall 2022 through early 2023, prices began to move higher, setting records in each of the final months of 2023. Because most homeowners had successfully refinanced into 2.5% to 4.5% fixed rate mortgages in recent years, mortgage rates of 7% and 8% effectively handcuffed homeowners, constraining the supply of homes for sale. Consumer credit quality also defied expectations and remained relatively strong, in large part due to record levels

MEDALIST PARTNERS FUNDS

of home equity of around 50% on average, attractive low fixed-rate borrowings, and continued labor market strength. The only sector showing relative weakness in the structured credit markets was the CMBS sector, which suffered spread widening from expectations for elevated refinancing troubles as commercial loan maturities approached.

In our view, as long as home prices and home equity remain high, the credit quality of the residential related MBS making up 90% plus of the Total Return Fund and nearly 70% of the Short Duration Fund will remain strong. Borrower credit performance will remain strong and delinquencies will remain near record lows. We believe home prices will remain elevated because of the powerful combination of household formation trends propping up housing demand while over a decade of underbuilding and the large difference between mortgage rates locked in by current homeowners and today’s available mortgage rates are keeping supply low.

U.S. Home Price Appreciation (HPA) – Case Shiller National Index

Source: Bloomberg

Fund Updates

Both Funds’ primary strategies during the fiscal year remained unchanged. The Total Return Fund, under normal market conditions, invests at least 80% of its net assets in mortgage-backed securities (MBS), and seeks to provide a high level of risk-adjusted current income and capital appreciation. Throughout the fiscal year, the Fund’s largest allocation was to the RMBS sector as it has been since the Fund’s 2013 inception. The November 30, 2023 allocation to RMBS, net of a temporarily large cash equivalents position, totaled 84%. Another 10% was allocated to CMBS, primarily housing related securities, while ABS totaled 2%. The RMBS held in the Fund included a 14% allocation to Legacy bonds – bonds issued before 2008; a 17% allocation to Non-Qualified Mortgage bonds (Non-QM), generally issued in the last

MEDALIST PARTNERS FUNDS

five years; an 18% allocation to Agency Credit Risk Transfer (CRT) bonds issued by Fannie Mae and Freddie Mac, which are not government guaranteed but are supported by pools of high quality Agency quality loans; and a 9% allocation to Single Family Rental bonds (SFR), bonds issued by single family home rental management companies. The Total Return Fund did not have an allocation to government agency guaranteed MBS given our continued relative value view on this sector characterized by greater interest rate sensitivity and lower yield.

Effective duration, or interest rate sensitivity, remained unchanged from the beginning of the year at 2.3 years, significantly lower than the 6 year duration of the overall MBS market. Over the final few months of the year we sought to reduce the Fund’s allocation to floating rates and lock in higher yields with fixed rate coupons. The Fund’s floating rate percentage peaked at about 75%, and declined to about 60% at year end. The Fund’s yield to maturity remained elevated, ending the fiscal year at 8.1%. The Fund’s floating rate coupons reset about 5% higher as the Fed raised the Fed Funds Rate, supporting this high yield. The average price of the Fund’s bonds rose from $82.3 to $84.9 over the 12 month period, representing a 15% discount to par.

Similar to the Total Return Fund, the Short Duration Fund is invested in securitized debt credit sectors including MBS, CMBS, ABS, and senior tranches CLOs rated AAA. Unlike the Total Return Fund which is highly concentrated in RMBS with an emphasis on senior as well as mezzanine and subordinated bonds offering significant total return potential, the Short Duration Fund’s investments are more diversified and focused on senior bonds across the listed securitized debt subsectors. The Fund maintains significant diversification with no more than 25% allocated to any of its sectors. We maintain a low duration to minimize interest rate sensitivity, through the purchase of securities generally with average lives under three years and many with floating rate coupons. However, because we are expecting interest rates to decline further in the coming quarters, we have sought to extend duration modestly. In addition, as in the Total Return Fund, we began to reduce the Fund’s floating rate exposure from its peak of 90% down to about 70% to begin locking in current high yields in advance of the Fed’s expected policy reversal in 2024. By adding fixed rate exposure, primarily in the ABS sector, the Fund’s duration extended from 0.3 years to 0.6 years by the end of the fiscal year. At fiscal year-end, approximately 22% of the portfolio was invested in RMBS, 21% in non-guaranteed Agency MBS, consisting of Fannie Mae and Freddie Mac issued Credit Risk Transfer securities (Agency CRT), 20% in CMBS – primarily floating rate Commercial Real Estate CLOs and Single Asset Single Borrower bonds with a significant residential real estate component along with multi-family securitizations, 16% in AAA-rated CLO securities, and 17% in ABS. The primary sector adjustments were the reduction of the allocation to CLOs and increased allocation in ABS. This largely reversed our reallocations from several quarters earlier when we were expecting rates to move higher. The portfolio’s yield to maturity increased slightly over the course of the year to close to 8%, and the portfolio’s average bond price rose from $95.2 to $97.3. The average bond coupon increased from 5.93% to 6.41% during the course of the fiscal

MEDALIST PARTNERS FUNDS

year, as floating rate coupons in the Fund reset higher. Over 85% of the Fund’s assets were rated investment grade, with positive credit trends continuing.

The primary source of positive performance for the Total Return Fund leading to over 10% of excess return versus the Bloomberg U.S. MBS Index during the fiscal year was interest income of just over 7.25%. Price gains – unrealized, realized, and principal paydown gains totaled about 3%, the result of some yield spread narrowing. The Fund’s allocation to Agency CRT bonds led all sectors with performance of about 26%. The sector generated over 10% coupon income and over 15% price appreciation. The sector contributed 5.6% to performance during the fiscal year. All other sectors had positive returns during the fiscal year with the exception of Non-QM and RPL bonds which had unrealized price declines in excess of interest income. These longer duration fixed rate bonds declined in price from spread widening and duration extensions as market yields moved higher, leading to expectations for even lower prepayment and call activity than anticipated a year earlier.

The Short Duration Fund’s primary positive contributor to performance was also interest income, totaling nearly 6%, double the year earlier total. Price gains totaled about 2.3%, from a combination of spread tightening and price accretion for many of the shorter profiles. Mortgage Insurance CRT bonds, an RMBS subsector, led performance with a return of over 14%. Agency CRT returned over 13%, the CLO sector returned over 7%, and the CMBS sector returned over 6%.

We will continue to prepare the Total Return Fund for the next phase of monetary policy, seeking to increase the allocation to fixed rate coupons and adding a modest amount of duration. Because there remains a risk of an economic slowdown as well as periods of risk-off from excessively strict monetary policy and/or geopolitical events, we will also continue to increase the allocation to senior securities which will offer additional downside protection even as they provide high levels of interest income.

Similarly, we will continue to increase the Short Duration Fund’s allocation to fixed rate coupons, which we expect to result in an increasing allocation to ABS with a lower allocation to CLOs and Agency CRT bonds. We will continue to focus primarily on investment grade senior profiles across each structured credit sector in which we invest.

Market Outlook

Despite 2023’s strong performance in both Funds and general strength in structured credit sectors, both Funds have the potential for similar if not stronger results in 2024. Structured credit overall is currently very attractive relative to corporate credit, which has performed more strongly than we would have expected over the past three years. As shown below, the yield spread for investment grade RMBS is currently about 150 basis points higher than the yield spread for similarly rated corporate bonds. Four years ago, these yield spreads were about the same. One significant reason for this better corporate performance is the overt support provided by the Fed and U.S. Treasury during the last few periods of market uncertainty including the beginning of the pandemic in 2020 and the regional bank crisis earlier in 2023.

MEDALIST PARTNERS FUNDS

Historical Yield Spreads of Non-Agency RMBS vs. Corporates

Source:  Wells Fargo

The Total Return Fund is attractively positioned with high carry from the portfolio’s average coupon of about 6.7%, along with potential price accretion from an average portfolio bond price of under $85. The rate of expected price accretion can accelerate if interest rates continue to decline in 2024 from likely increases in prepayment and call activity. We also believe that despite last year’s performance, yield spreads can contract, further supporting price gains. Yield spreads remain close to historical wides, despite strong real estate market technicals that are likely to support continued home price strength. In turn, this fuels borrowers’ fundamental credit strength, leading to continued strong collateral performance. Structured credit sectors, particularly the RMBS sector in which the Total Return Fund is heavily focused, are also benefiting from both technical and fundamental credit support. New issue supply remains very low in RMBS, continued delivering is leading to credit rating upgrades – the Total Return Fund portfolio had 46 credit rating upgrades in 2023 – and the seasoned bonds that comprise most of the portfolio have significant credit enhancement at the loan pool and bond level. With less new supply, these seasoned profiles are increasingly sought after in the secondary market. An additional catalyst for strong performance would come from declining interest rates and a dovish Fed. We would expect lower rates to lead to a decline in rate volatility, supporting further spread contraction and price appreciation in Agency MBS as well as RMBS. Alternatively, if rates remain higher, the market technicals that supported the Fund’s performance in 2023 are likely to persist.

The Short Duration Fund has equally strong potential for 2024. The portfolio’s average coupon is an unusually high 6.4% given the short investment grade bonds comprising most of the Fund. The Fund’s average bond price of about $97 means that there is the potential for price accretion in addition to the Fund’s carry, potentially leading to performance above the Fund’s November 30th yield of about 8%. The portfolio is also supported by strong credit performance, with 79 credit rating upgrades in 2023.

Sincerely,

Medalist Partners, LP

MEDALIST PARTNERS FUNDS

Past performance is not a guarantee of future results.

Opinions expressed are those of Medalist Partners, LP, the Medalist Partners MBS Total Return Fund’s and the Medalist Partners Short Duration Fund’s investment adviser, and are subject to change, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible.

The Funds invest in debt securities: As interest rates rise, the value of debt securities decrease; whereas prepayment risk tends to occur during periods of declining interest rates. This risk is usually greater for longer-term debt securities. Recent turbulence in the financial markets and reduced liquidity in credit and fixed-income market may have an adverse effect on the Funds. Investments in mortgage-backed and asset-backed securities include additional risks that investors should be aware of such as credit risk, interest rate risk, prepayment risk, real estate market risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. Accordingly, the Funds may not be suitable for all investors.

In addition, the MBS Total Return Fund invests in lower-rated and non-rated securities that present a greater risk of loss to principal and interest than higher-rated securities. The Fund may make short sales of securities, which involves the risk that losses to those securities may exceed the original amount invested by the Fund. The Fund may invest in securities that are less liquid which can be difficult to sell. The Fund may use certain types of investment derivatives such as futures, forwards, and swaps. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. The Fund may use leverage which may exaggerate the effect of any increase or decrease in the value of portfolio securities. The Fund may invest in To Be Announced (“TBA”) securities which involve interest rate and investment exposure risks. The Fund may invest in when-issued securities which may involve less favorable prices for securities, when delivered, and failure to deliver securities could cause a loss to the Fund.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete listing of Fund holdings, please refer to the schedule of investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

The Bloomberg U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid ARM – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Pool aggregates must have at least $250 million outstanding with a weighted average maturity of at least one year.

The Bloomberg 1-3 Year U.S. Government Index covers U.S. Treasury and agency securities issued by the U.S. Government with a maturity from 1 up to but not including 3 years. This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

The Bloomberg 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from 1 up to but not including 3 years. This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding.

One cannot invest directly in an index.

Effective Duration: Calculation for bonds with cash flow variability. It takes into account that expected cash flows will fluctuate as interest rates change.

Yield: Interest income divided by price for a bond or portfolio of bonds.

Yield to Maturity: Anticipated rate of return on a bond or portfolio of bonds if held until the maturity date.

Par is the face value or nominal value of a bond.

Basis point equals 1/100th of 1%.

This report must be preceded or accompanied by a prospectus.

The Medalist Partners Funds are distributed by Quasar Distributors, LLC.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2023 (Unaudited)

*	Includes Agency Credit Risk Transfer bonds, which are issued by but not guaranteed by Fannie Mae and Freddie Mac.

Percentages represent market value as a percentage of total investments.

MEDALIST PARTNERS SHORT DURATION FUND

ALLOCATION OF PORTFOLIO ASSETS at November 30, 2023 (Unaudited)

*	Includes Agency Credit Risk Transfer bonds, which are issued by but not guaranteed by Fannie Mae and Freddie Mac.

Percentages represent market value as a percentage of total investments.

MEDALIST PARTNERS FUNDS

EXPENSE EXAMPLE at November 30, 2023 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/23 – 11/30/23).

Actual Expenses

The first line of the tables below provides information about actual account values and actual expenses. You will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bank Global Fund Services, the Funds’ transfer agent. The Example below includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

MEDALIST PARTNERS FUNDS

EXPENSE EXAMPLE at November 30, 2023 (Unaudited), Continued

Total Return Fund

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	6/1/23	11/30/23	6/1/23 – 11/30/23	Ratio(1)
Class A
Actual(2)	$1,000.00	$1,037.20	$5.77	1.13%
Hypothetical (5% return
before expenses)(3)	$1,000.00	$1,019.40	$5.72	1.13%

Investor Class
Actual(2)	$1,000.00	$1,037.30	$5.77	1.13%
Hypothetical (5% return
before expenses)(3)	$1,000.00	$1,019.40	$5.72	1.13%

Institutional Class
Actual(2)	$1,000.00	$1,038.70	$4.50	0.88%
Hypothetical (5% return
before expenses)(3)	$1,000.00	$1,020.66	$4.46	0.88%

(1)
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

(2)	Excluding interest and excise tax expense, the actual expenses would be $5.72, $5.72, and $4.45 for Class A, Investor Class, and Institutional Class, respectively.
(3)	Excluding interest and excise tax expense, the hypothetical expenses would be $5.67, $5.67, and $4.41 for Class A, Investor Class, and Institutional Class, respectively.

Short Duration Fund

	Beginning	Ending	Expenses Paid	Annualized
	Account Value	Account Value	During Period	Expense
	6/1/23	11/30/23	6/1/23 – 11/30/23	Ratio(1)
Investor Class
Actual	$1,000.00	$1,039.70	$4.35	0.85%
Hypothetical (5% return
before expenses)	$1,000.00	$1,020.81	$4.31	0.85%

Institutional Class
Actual	$1,000.00	$1,039.90	$3.07	0.60%
Hypothetical (5% return
before expenses)	$1,000.00	$1,022.06	$3.04	0.60%

(1)
Expenses are equal to the annualized expense ratio of each class, multiplied by the average account value over the period, multiplied by 183 (days in most recent fiscal half-year) / 365 days to reflect the one-half year expense.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

Comparison of the change in value of a $1,000,000 investment in the
Medalist Partners MBS Total Return Fund – Institutional Class vs.
the Bloomberg U.S. MBS Index

				Since	Since
	One	Five	Ten	Inception	Inception
Average Annual Total Return	Year	Years	Years	(7/22/13)	(12/18/2015)
Medalist Partners MBS Total
Return Fund – Investor Class	10.28%	-0.41%	2.35%	3.06%	—
Medalist Partners MBS Total
Return Fund – Institutional Class	10.44%	-0.22%	2.58%	3.29%	—
Medalist Partners MBS Total
Return Fund – Class A
(with sales load)	8.07%	-0.78%	—	—	1.10%
Medalist Partners MBS Total
Return Fund – Class A
(without sales load)	10.26%	-0.39%	—	—	1.35%
Bloomberg U.S. MBS Index	0.26%	-0.23%	0.91%	0.97%	0.26%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers were in effect prior to November 30, 2014. In the absence of fee waivers, returns would be reduced. For the years ended November 30, 2015, November 30, 2016, and November 30, 2017, the adviser recouped previously waived fees. In the absence of the recoupment, returns would be higher. Class A shares may be subject to a 2.00% front-end sales load. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. This chart does not imply any future performance. Indices do not incur expenses and are not available for investment.

The Bloomberg U.S. MBS Index covers agency mortgage-backed pass-through securities – both fixed-rate and hybrid adjustable rate mortgages – issued by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). Pool aggregates must have at least $250 million par outstanding with a weighted average maturity of at least one year.

MEDALIST PARTNERS SHORT DURATION FUND

Comparison of the change in value of a $1,000,000 investment in the
Medalist Partners Short Duration Fund – Institutional Class vs. the Bloomberg
1-3 Year Government Index and the Bloomberg 1-3 Year U.S. Treasury Index

				Since
	One	Five	Ten	Inception
Average Annual Total Return	Year	Years	Years	(12/23/10)
Medalist Partners Short Duration Fund –
Investor Class	8.57%	1.88%	1.93%	2.10%
Medalist Partners Short Duration Fund –
Institutional Class	8.85%	2.10%	2.17%	2.35%
Bloomberg 1-3 Year Government Index	3.31%	1.21%	0.92%	0.93%
Bloomberg 1-3 Year U.S. Treasury Index	3.28%	1.21%	0.91%	0.91%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. The most recent month-end performance may be obtained by calling 1-855-736-7799 (855-SEM-PRXX).

Returns reflect reinvestment of dividends and capital gains distributions. Fee waivers are in effect. In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. This chart does not imply any future performance. Indices do not incur expenses and are not available for investment.

The Bloomberg 1-3 Year Government Index (the “Index”) includes Treasury and agency securities issued by the U.S. Government with a maturity from one up to (but not including) three years. The Index contains only dollar denominated, investment grade issues with at least $250 million par outstanding. Total return includes the reinvestment of income.

The Bloomberg 1-3 Year U.S. Treasury Index covers U.S. Treasury securities issued by the U.S. Government with a maturity from one up to but not including three years. This unmanaged index contains only dollar-denominated issues with at least $250 million par outstanding. Total return includes the reinvestment of income.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2023

Principal
Amount		Value
	Asset-Backed Securities – Non-Agency — 2.2%
	Flagship Credit Auto Trust
$2,125,000	Series 2020-4, Class D, 2.180%, 2/16/2027 (a)	$1,996,059
	Westlake Automobile Receivables Trust
2,375,000	Series 2022-1A, Class D, 3.490%, 3/15/2027 (a)	2,272,658
	Total Asset-Backed Securities – Non-Agency
	(Cost $4,296,979)	4,268,717

	Commercial Mortgage-Backed
	Securities – Agency — 0.0%
	Fannie Mae-Aces
1,003,464	Series 2006-M1, Class IO, 0.207%, 3/25/2036 (b)(c)	5
	GNMA REMIC Trust
12,019	Series 2012-25, Class IO, 0.398%, 8/16/2052 (b)(c)	2
	Government National Mortgage Association
5,914	Series 2002-28, Class IO, 1.106%, 1/16/2042 (b)(c)	0
110,913	Series 2005-23, Class IO, 0.000%, 6/17/2045 (b)(c)	0
99,176	Series 2006-68, Class IO, 0.489%, 5/16/2046 (b)(c)	186
	Total Commercial Mortgage-Backed
	Securities – Agency (Cost $16,328)	193

	Commercial Mortgage-Backed
	Securities – Non-Agency — 10.3%
	Bayview Commercial Asset Trust
547,780	Series 2006-2A, Class M1, 5.894% (CME Term
	SOFR 1 Month + 0.579%), 7/25/2036 (a)(d)	501,467
791,836	Series 2006-2A, Class M3, 5.982% (CME Term
	SOFR 1 Month + 0.639%), 7/25/2036 (a)(d)	748,816
663,646	Series 2006-3A, Class M1, 5.967% (CME Term
	SOFR 1 Month + 0.624%), 10/25/2036 (a)(d)	615,784
	BX Trust
1,000,000	Series 2021-VOLT, Class C, 6.537% (CME Term
	SOFR 1 Month + 1.214%), 9/15/2036 (a)(d)	956,821
	Freddie Mac Multi-Family Structured Credit Risk
3,043,000	Series 2021-MN1, Class B1, 13.078%
	(SOFR30A + 7.750%), 1/25/2051 (a)(d)	3,040,017
6,063,000	Series 2021-MN3, Class B1, 12.178%
	(SOFR30A + 6.850%), 11/25/2051 (a)(d)	5,623,784
	MF1 Multifamily Housing Mortgage Loan Trust
1,000,000	Series 2023-FL12, Class C, 9.108% (CME Term
	SOFR 1 Month + 3.777%), 10/19/2038 (a)(d)	993,369
	Multi-Family Connecticut Avenue Securities Trust
2,180,559	Series 2019-01, Class M10, 8.693%
	(SOFR30A + 3.364%), 10/25/2049 (a)(d)	2,090,614

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	Multi-Family Connecticut Avenue Securities Trust (Continued)
$2,384,000	Series 2019-01, Class B10, 10.943%
	(SOFR30A + 5.614%), 10/25/2049 (a)(d)	$2,248,764
997,405	Series 2020-01, Class M10, 9.193%
	(SOFR30A + 3.864%), 3/25/2050 (a)(d)	956,331
	Velocity Commercial Capital Loan Trust
2,084,519	Series 2017-2, Class M4, 5.000%, 11/25/2047 (a)(b)	1,691,096
176,719	Series 2018-1, Class M5, 6.260%, 4/25/2048 (a)	165,239
201,300	Series 2018-2, Class M3, 4.720%, 10/26/2048 (a)(b)	166,150
490,772	Series 2019-1, Class M5, 5.700%, 3/25/2049 (a)(b)	416,906
	Total Commercial Mortgage-Backed
	Securities – Non-Agency (Cost $21,235,537)	20,215,158

	Residential Mortgage-Backed Securities – Agency — 12.3%
	Fannie Mae Connecticut Avenue Securities
2,000,000	Series 2020-SBT1, Class 1B1, 12.193%
	(SOFR30A + 6.864%), 2/25/2040 (a)(d)	2,058,164
633,000	Series 2023-R06, Class 1M2, 8.028%
	(SOFR30A + 2.700%), 7/25/2043 (a)(d)	643,000
	FNMA
5,873	Pool #888534, 5.000%, 8/1/2037	5,773
	FNMA Grantor Trust
23,626	Series 2003-T2, Class A1, 5.682%
	(SOFR30A + 0.394%), 3/25/2033 (d)	23,239
25,452	Series 2004-T3, Class 2A, 4.324%, 8/25/2043 (b)	24,843
	FNMA REMIC Trust
62,870	Series 2007-30, Class ZM, 4.250%, 4/25/2037	56,746
6,356	Series 2007-W8, Class 1A5, 6.496%, 9/25/2037 (b)	6,142
	Freddie Mac Structured Agency Credit Risk
2,500,000	Series 2023-DNA2, Class M1B, 8.579%
	(SOFR30A + 3.250%), 4/25/2043 (a)(d)	2,589,231
2,533,500	Series 2019-FTR3, Class B2, 10.235%
	(SOFR30A + 4.914%), 9/25/2047 (a)(d)	2,486,894
2,800,000	Series 2019-FTR4, Class B2, 10.443%
	(SOFR30A + 5.114%), 11/25/2047 (a)(d)	2,745,273
2,216,000	Series 2019-DNA4, Class B2, 11.693%
	(SOFR30A + 6.364%), 10/25/2049 (a)(d)	2,361,208
1,660,000	Series 2020-HQA5, Class B2, 12.728%
	(SOFR30A + 7.400%), 11/25/2050 (a)(d)	1,859,916
	Freddie Mac Structured Agency Credit Risk REMIC Trust
1,000,000	Series 2021-DNA3, Class B2, 11.578%
	(SOFR30A + 6.250%), 10/25/2033 (a)(d)	1,090,092
2,050,000	Series 2020-HQA1, Class B2, 10.543%
	(SOFR30A + 5.214%), 1/25/2050 (a)(d)	2,078,888

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	Freddie Mac Structured Agency
	Credit Risk REMIC Trust (Continued)
$2,590,000	Series 2020-DNA2, Class B2, 10.243%
	(SOFR30A + 4.914%), 2/25/2050 (a)(d)	$2,630,687
780,000	Series 2020-HQA4, Class B2, 14.843%
	(SOFR30A + 9.514%), 9/25/2050 (a)(d)	968,016
800,000	Series 2020-DNA6, Class B2, 10.978%
	(SOFR30A + 5.650%), 12/25/2050 (a)(d)	849,029
	Freddie Mac Whole Loan Securities Trust
595,000	Series 2017-SC01, Class M2, 3.646%, 12/25/2046 (a)(b)	514,908
1,411,000	Series 2017-SC02, Class M2, 3.866%, 5/25/2047 (a)(b)	1,271,221
	Total Residential Mortgage-Backed Securities – Agency
	(Cost $23,556,900)	24,263,270

	Residential Mortgage-Backed
	Securities – Non-Agency — 62.2%
	AFC Home Equity Loan Trust
39,092	Series 1997-3, Class 1A4, 7.470%, 9/27/2027 (e)	38,233
	AMSR Trust
750,000	Series 2020-SFR4, Class G1, 4.002%, 11/17/2037 (a)	689,321
1,750,000	Series 2021-SFR3, Class H, 4.896%, 10/17/2038 (a)	1,502,972
	Angel Oak Mortgage Trust
929,481	Series 2023-6, Class A3, 6.500%, 12/25/2067 (a)(e)	919,409
	Asset Backed Securities Corp. Home Equity Loan Trust
266,033	Series 1999-LB1, Class A1F, 7.110%, 6/21/2029	264,418
	Banc of America Funding Corp.
5,846	Series 2006-D, Class 5A2, 4.206%, 5/20/2036 (b)	5,051
1,145,914	Series 2008-R4, Class 1A4, 5.862% (CME Term
	SOFR 1 Month + 0.564%), 7/25/2037 (a)(d)	792,474
	Chase Mortgage Finance Corp.
280,745	Series 2020-CL1, Class M4, 9.807% (CME Term
	SOFR 1 Month + 4.464%), 10/25/2057 (a)(d)	282,304
	Citigroup Mortgage Loan Trust
4,030	Series 2004-HYB4, Class WA, 5.211%, 12/25/2034 (b)	3,835
	COLT Mortgage Loan Trust
1,578,000	Series 2021-3, Class B2, 4.120%, 9/27/2066 (a)(b)	968,246
2,625,000	Series 2021-4, Class B2, 4.140%, 10/25/2066 (a)(b)	1,520,998
	Conseco Finance Home Loan Trust
79,508	Series 2000-E, Class B1, 10.260%, 8/15/2031 (b)	9,142
	CoreVest American Finance Trust
1,600,000	Series 2019-1, Class D, 4.818%, 3/15/2052 (a)	1,472,737
242,500	Series 2019-1, Class E, 5.751%, 3/15/2052 (a)(b)	218,348

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	Countrywide Alternative Loan Trust
$221,195	Series 2004-15, Class 2A2, 5.266%, 9/25/2034 (b)	$196,864
3,419	Series 2006-4CB, Class 2A3, 5.500%, 4/25/2036	2,605
7,311	Series 2006-OA3, Class 1A1, 5.857% (CME Term
	SOFR 1 Month + 0.514%), 5/25/2036 (d)	6,268
22,415	Series 2006-OA9, Class 1A1, 5.646% (CME Term
	SOFR 1 Month + 0.314%), 7/20/2046 (d)	18,081
	Credit Suisse Mortgage Trust
4,228,000	Series 2020-AFC1, Class B1, 3.445%, 2/25/2050 (a)(b)	2,972,986
5,459,650	Series 2020-AFC1, Class B2, 4.416%, 2/25/2050 (a)(b)	4,031,664
	Deephaven Residential Mortgage Trust
3,200,000	Series 2021-1, Class B2, 3.955%, 5/25/2065 (a)(b)	2,481,339
4,000,000	Series 2021-4, Class B2, 4.460%, 11/25/2066 (a)(b)	2,463,844
	Eagle Re Ltd.
727,000	Series 2023-1, Class M1A, 7.321%
	(SOFR30A + 2.000%), 9/26/2033 (a)(d)	730,425
	Flagstar Mortgage Trust
1,206,000	Series 2018-1, Class B5, 3.980%, 3/25/2048 (a)(b)	700,294
	Fort KL
2,811,000	Series 2021-SFR1, Class G, 4.105%, 9/17/2038 (a)	2,357,749
	GreenPoint Mortgage Funding Trust
15,759,067	Series 2005-AR4, Class 4A1A, 6.077%
	(CME Term SOFR 1 Month + 0.734%), 10/25/2045 (d)	14,153,529
	GSAA Home Equity Trust
25,080	Series 2006-5, Class 2A1, 5.597% (CME Term
	SOFR 1 Month + 0.254%), 3/25/2036 (d)	8,508
	JP Morgan Mortgage Trust
4,902,412	Series 2019-HYB1, Class B4, 4.830%, 10/25/2049 (a)(b)	4,771,750
3,564,098	Series 2019-5, Class B6, 4.265%, 11/25/2049 (a)(b)	1,919,042
1,232,439	Series 2019-5, Class B5, 4.478%, 11/25/2049 (a)(b)	907,471
3,864,437	Series 2020-2, Class B6Z, 7.068%, 7/25/2050 (a)(b)	2,386,343
59,154,738	Series 2021-3, Class A3X, 0.500%, 7/25/2051 (a)(b)(c)	1,640,243
	JP Morgan Wealth Management
958,591	Series 2021-CL1, Class M4, 8.078%
	(SOFR30A + 2.750%), 3/25/2051 (a)(d)	882,830
652,460	Series 2021-CL1, Class M5, 9.178%
	(SOFR30A + 3.850%), 3/25/2051 (a)(d)	597,697
	LSTAR Securities Investment Ltd.
10,205,089	Series 2023-1, Class A2, 9.850%
	(SOFR + 4.500%), 1/1/2028 (a)(d)(e)	10,340,865
	Merrill Lynch Mortgage Investors Trust
2,095,232	Series 2005-AR1, Class M2, 6.462% (CME Term
	SOFR 1 Month + 1.119%), 6/25/2036 (d)	1,581,894

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	Mill City Mortgage Loan Trust
$2,245,863	Series 2019-1, Class B1, 3.500%, 10/25/2069 (a)(b)	$1,728,451
	New Residential Mortgage Loan Trust
2,034,000	Series 2021-NQ2R, Class B1, 3.008%, 10/25/2058 (a)(b)	1,558,801
1,813,000	Series 2021-NQ2R, Class B2, 3.963%, 10/25/2058 (a)(b)	1,419,918
	NMLT Trust
2,326,000	Series 2021-INV1, Class B1, 3.613%, 5/25/2056 (a)(b)	1,441,528
	Pretium Mortgage Credit Partners LLC
2,250,000	Series 2021-NPL6, Class A2, 5.071%, 7/25/2051 (a)(e)	1,944,572
	Progress Residential Trust
1,000,000	Series 2020-SFR3, Class H, 6.234%, 10/17/2027 (a)	944,820
2,750,000	Series 2021-SFR1, Class B, 1.303%, 4/17/2038 (a)	2,452,868
	RAAC Series Trust
1,346	Series 2004-SP1, Class AI3, 6.118%, 3/25/2034 (e)	1,310
	Radnor RE Ltd.
1,000,000	Series 2023-1, Class M1A, 8.028%
	(SOFR30A + 2.700%), 7/25/2033 (a)(d)	1,007,231
1,250,000	Series 2023-1, Class M1B, 9.678%
	(SOFR30A + 4.350%), 7/25/2033 (a)(d)	1,259,870
	RALI Series Trust
4,685,912	Series 2006-QS6, Class 1AV, 0.771%, 6/25/2036 (b)(c)	98,476
	RAMP Series Trust
9,723,687	Series 2007-RS1, Class A3, 5.797% (CME Term
	SOFR 1 Month + 0.454%), 2/25/2037 (d)	2,350,074
	Residential Accredit Loans, Inc. Series Trust
1,441,203	Series 2008-QR1, Class 2A1, 5.957% (CME Term
	SOFR 1 Month + 0.614%), 9/25/2036 (d)	1,019,348
2,411,073	Series 2006-QS18, Class 1A1, 6.057% (CME Term
	SOFR 1 Month + 0.714%), 12/25/2036 (d)	1,993,623
	Residential Funding Securities Corp.
452,412	Series 2002-RP1, Class A1, 6.289% (CME Term
	SOFR 1 Month + 0.974%), 3/25/2033 (a)(d)	442,618
	Seasoned Credit Risk Transfer Trust
402,753,504	Series 2018-2, Class XSIO, 0.065%, 11/25/2057 (b)(c)	1,070,559
3,171,552	Series 2018-2, Class BX, 2.972%, 11/25/2057 (b)	962,650
	Star Trust
2,421,000	Series 2021-SFR2, Class H, 9.587% (CME Term
	SOFR 1 Month + 4.264%), 1/17/2024 (a)(d)	2,216,820
1,000,000	Series 2021-SFR1, Class H, 9.887% (CME Term
	SOFR 1 Month + 4.564%), 4/17/2038 (a)(d)	895,111
	Starwood Mortgage Residential Trust
1,000,000	Series 2020-INV1, Class B2, 4.261%, 11/25/2055 (a)	745,679
	Structured Adjustable Rate Mortgage Loan Trust
24,572	Series 2005-21, Class 3A1, 4.023%, 11/25/2035 (b)	21,390

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	Terwin Mortgage Trust
$8,577	Series 2004-4SL, Class B3, 8.000%, 3/25/2034 (a)(b)	$0
	Towd Point Mortgage Trust
6,170,000	Series 2019-HY1, Class B3, 7.607% (CME Term
	SOFR 1 Month + 2.264%), 10/25/2048 (a)(d)	5,314,586
4,000,000	Series 2019-1, Class B2, 0.000%, 3/25/2058 (a)(b)	2,549,715
2,750,000	Series 2018-6, Class B2, 3.878%, 3/25/2058 (a)(b)	1,877,221
1,836,000	Series 2019-HY2, Class B4, 7.707% (CME Term
	SOFR 1 Month + 2.364%), 5/25/2058 (a)(d)	1,423,919
4,704,000	Series 2019-HY3, Class B1, 7.457% (CME Term
	SOFR 1 Month + 2.114%), 10/25/2059 (a)(d)	4,351,664
3,320,000	Series 2019-HY3, Class B2, 7.457% (CME Term
	SOFR 1 Month + 2.114%), 10/25/2059 (a)(d)	2,941,463
1,106,000	Series 2019-HY3, Class B3, 7.457% (CME Term
	SOFR 1 Month + 2.114%), 10/25/2059 (a)(d)	871,724
1,105,000	Series 2019-HY3, Class B4, 7.457% (CME Term
	SOFR 1 Month + 2.114%), 10/25/2059 (a)(d)	818,894
	Vericrest Opportunity Loan Transferee
1,500,000	Series 2021-NPL4, Class A2, 4.949%, 3/27/2051 (a)(e)	1,313,184
2,337,948	Series 2021-NPL6, Class A1, 2.240%, 4/25/2051 (a)(e)	2,213,470
1,170,094	Series 2021-NP11, Class A1, 1.868%, 8/25/2051 (a)(e)	1,099,690
2,014,217	Series 2021-CF2, Class A1, 2.487%, 11/27/2051 (a)(e)	1,875,863
	Verus Securitization Trust
1,000,000	Series 2019-INV3, Class B2, 4.791%, 11/25/2059 (a)(b)	829,896
3,081,000	Series 2021-R3, Class B2, 4.070%, 4/25/2064 (a)(b)	2,065,972
1,750,000	Series 2021-5, Class B2, 3.941%, 9/25/2066 (a)(b)	991,608
288,000	Series 2021-8, Class B2, 4.334%, 11/25/2066 (a)(b)(e)	182,204
	Washington Mutual Mortgage Pass-Through
	Certificates Series Trust
4,852,906	Series 2007-4, Class 1A5, 7.000%, 6/25/2037	2,357,250
	Total Residential Mortgage-Backed
	Securities – Non-Agency (Cost $154,720,341)	122,493,819

	Private Placement Participation Agreement — 0.0%
749,058	NewStream Energy Technologies Group, Inc.,
	Convertible Promissory Note
	12.000%, 2/8/2024 (f)(g)(h)	0
	Total Private Placement Participation Agreement
	(Cost $749,058)	0

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Shares		Value
	Money Market Fund — 1.5%
2,919,422	First American Government Obligations Fund,
	Class X, 5.29% (i)	$2,919,422
	Total Money Market Fund (Cost $2,919,422)	2,919,422
	Total Investments (Cost $207,494,565) — 88.5%	174,160,579
	Other Assets in Excess of Liabilities — 11.5%	22,598,392
	Total Net Assets — 100.00%	$196,758,971

FNMA – Federal National Mortgage Association
GNMA – Government National Mortgage Association
REMIC – Real Estate Mortgage Investment Conduit
SOFR – Secured Overnight Financing Rate
SOFR30A – 30 Day Secured Overnight Financing Rate Average

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of November 30, 2023, the value of these investments was $144,961,113 or 73.7% of total net assets.

(b)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2023.
(c)	Interest only security.
(d)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2023.
(e)	Step coupon bond. Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of November 30, 2023.
(f)	Non-income producing security.
(g)
Security valued at fair value using methods determined in good faith by or at the direction of Fund’s valuation designee. Value determined using significant unobservable inputs. As of November 30, 2023, the total value of fair valued securities was $0 or 0.0% of total net assets.

(h)
Security is restricted. The Fund cannot sell or otherwise transfer this agreement without prior written approval of NewStream Energy Technologies Group, Inc. As of November 30, 2023, the value of this investment was $0 or 0.0% total net assets.

(i)	Rate shown represents the 7-day annualized yield as of November 30, 2023.

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2023

Principal
Amount		Value
	Asset-Backed Securities – Non-Agency — 16.8%
	Affirm, Inc.
$2,335,000	Series 2023-B, Class A, 6.820%, 9/15/2028 (a)	$2,354,468
	Enterprise Fleet Financing LLC
2,000,000	Series 2023-2, Class A3, 5.500%, 4/22/2030 (a)	1,981,422
	Exeter Automobile Receivables Trust
2,450,000	Series 2021-2A, Class D, 1.400%, 4/15/2027	2,288,935
675,000	Series 2021-4A, Class D, 1.960%, 1/17/2028	629,180
	Flagship Credit Auto Trust
2,423,000	Series 2020-4, Class D, 2.180%, 2/16/2027 (a)	2,275,977
	GLS Auto Receivables Trust
1,750,000	Series 2020-4A, Class D, 1.640%, 10/15/2026 (a)	1,702,676
	John Deere Owner Trust
419,687	Series 2022-B, Class A2, 3.730%, 6/16/2025	417,938
	JPMorgan Chase Bank NA
1,107,073	Series 2021-2, Class C, 0.969%, 12/26/2028 (a)	1,080,028
1,255,087	Series 2021-2, Class D, 1.138%, 12/26/2028 (a)	1,223,431
1,960,014	Series 2021-3, Class B, 0.760%, 2/26/2029 (a)	1,888,649
	Mosaic Solar Loan Trust
556,256	Series 2020-1A, Class B, 3.100%, 4/20/2046 (a)	477,087
	Oxford Finance Funding Trust
2,166,000	Series 2023-1A, Class A2, 6.716%, 2/15/2031 (a)	2,161,224
	Pagaya AI Debt Selection Trust
1,621,642	Series 2022-3, Class A, 6.060%, 3/15/2030 (a)	1,616,295
	Research-Driven Pagaya Motor Asset Trust
2,000,000	Series 2023-4A, Class A, 7.540%, 3/25/2032 (a)	2,006,272
	Santander Bank Auto Credit
1,500,425	Series 2023-A, Class C, 6.736%, 6/15/2033 (a)	1,502,977
	Santander Consumer USA, Inc.
2,500,000	Series 2021-1, Class D, 1.450%, 1/16/2029	2,397,182
2,800,000	Series 2021-2, Class D, 1.390%, 3/15/2029	2,629,575
	Santander Drive Auto Receivables Trust
2,324,446	Series 2021-1, Class D, 1.130%, 11/16/2026	2,257,335
2,000,000	Series 2021-2, Class D, 1.350%, 7/15/2027	1,910,201
1,620,000	Series 2021-3, Class D, 1.330%, 9/15/2027	1,537,767
2,600,000	Series 2022-2, Class C, 3.760%, 7/16/2029	2,484,687
	SLM Private Credit Student Loan Trust
100,000	Series 2003-C, Class A5, 7.886%
	(28-Day Auction + 0.000%), 9/15/2032 (b)	97,694
	South Carolina Student Loan Corp.
71,079	Series 2013-1, Class A, 5.943%
	(SOFR30A + 0.614%), 1/25/2041 (b)	70,600
	Westlake Automobile Receivables Trust
2,700,000	Series 2022-1A, Class D, 3.490%, 3/15/2027 (a)	2,583,654

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	World Omni Automobile Lease Securitization Trust
$1,401,346	Series 2021-A, Class A4, 0.500%, 11/16/2026	$1,395,484
	Total Asset-Backed Securities – Non-Agency
	(Cost $41,149,187)	40,970,738

	Collateralized Loan Obligations — 15.7%
	Anchorage Capital CLO Ltd.
1,835,028	Series 2014-4RA, Class A, 6.702% (CME Term
	SOFR 3 Month + 1.312%), 1/28/2031 (a)(b)	1,834,481
	Apidos CLO XV
945,948	Series 2013-15A, Class A1RR, 6.687% (CME Term
	SOFR 3 Month + 1.272%), 4/20/2031 (a)(b)	942,297
	Apidos CLO XVIII
2,000,000	Series 2018-18A, Class A1, 6.814% (CME Term
	SOFR 3 Month + 1.402%), 10/22/2030 (a)(b)	1,998,529
	Apidos CLO XXIV
2,500,000	Series 2016-24A, Class A1AL, 6.627% (CME Term
	SOFR 3 Month + 1.212%), 10/20/2030 (a)(b)	2,492,154
	Basswood Park CLO Ltd.
3,150,000	Series 2021-1A, Class A, 6.677% (CME Term
	SOFR 3 Month + 1.262%), 4/20/2034 (a)(b)	3,128,130
	Benefit Street Partners CLO V-B Ltd.
1,619,241	Series 2018-5BA, Class A1A, 6.767% (CME Term
	SOFR 3 Month + 1.352%), 4/20/2031 (a)(b)	1,616,083
	Carlyle Global Market Strategies CLO Ltd.
2,200,214	Series 2014-5A, Class A1RR, 6.795% (CME Term
	SOFR 3 Month + 1.402%), 7/15/2031 (a)(b)	2,197,354
1,654,339	Series 2015-1A, Class AR3, 6.657% (CME Term
	SOFR 3 Month + 1.242%), 7/20/2031 (a)(b)	1,650,617
	Crestline Denali CLO XVII Ltd.
2,500,000	Series 2018-1A, Class AR, 6.715% (CME Term
	SOFR 3 Month + 1.322%), 10/15/2031 (a)(b)	2,492,895
	Crown Point CLO IV Ltd.
2,145,520	Series 2018-4A, Class A, 6.777% (CME Term
	SOFR 3 Month + 1.362%), 4/20/2031 (a)(b)	2,133,771
	Ellington CLO IV Ltd.
51,642	Series 2019-4A, Class AR, 7.235% (CME Term
	SOFR 3 Month + 1.842%), 4/15/2029 (a)(b)	51,707
	Katayma CLO Ltd.
3,000,000	Series 2023-1A, Class A1, 7.373% (CME Term
	SOFR 3 Month + 2.000%), 10/20/2036 (a)(b)	3,006,345
	KKR CLO 9 Ltd.
542,779	Series 9, Class AR2, 6.605% (CME Term
	SOFR 3 Month + 1.212%), 7/15/2030 (a)(b)	542,310

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	KKR Financial CLO Ltd.
$1,203,728	Series 2013-1A, Class A1R, 6.945% (CME Term
	SOFR 3 Month + 1.552%), 4/15/2029 (a)(b)	$1,205,160
	Nassau II Ltd.
349,633	Series 2017-IIA, Class AL, 6.905% (CME Term
	SOFR 3 Month + 1.512%), 1/15/2030 (a)(b)	350,117
	OHA Credit Partners VII Ltd.
726,000	Series 2012-7A, Class AR3, 6.699% (CME Term
	SOFR 3 Month + 1.332%), 2/20/2034 (a)(b)	725,299
	OZLM VI Ltd.
2,741,681	Series 2014-6A, Class A1S, 6.744% (CME Term
	SOFR 3 Month + 1.342%), 4/17/2031 (a)(b)	2,725,820
	OZLM VIII Ltd.
1,390,447	Series 2014-8A, Class A1R3, 6.644% (CME Term
	SOFR 3 Month + 1.242%), 10/17/2029 (a)(b)	1,389,637
	OZLM XI Ltd.
1,168,742	Series 2015-11A, Class A1R, 6.902% (CME Term
	SOFR 3 Month + 1.512%), 10/30/2030 (a)(b)	1,167,883
	Regatta XIV Funding Ltd.
1,000,000	Series 2018-3A, Class A, 6.830% (CME Term
	SOFR 3 Month + 1.452%), 10/25/2031 (a)(b)	1,001,305
	Saranac CLO III Ltd.
1,081,327	Series 2014-3A, Class ALR, 7.258%
	(3 Month LIBOR USD + 1.600%), 6/22/2030 (a)(b)	1,081,765
	Saranac CLO VII Ltd.
717,754	Series 2014-2A, Class A1AR, 6.859% (CME Term
	SOFR 3 Month + 1.492%), 11/20/2029 (a)(b)	717,392
	Sound Point CLO V-R Ltd.
1,550,000	Series 2014-1RA, Class A, 6.807% (CME Term
	SOFR 3 Month + 1.412%), 7/18/2031 (a)(b)	1,546,900
	Sound Point CLO XXI Ltd.
1,000,000	Series 2018-3A, Class A1A, 6.821% (CME Term
	SOFR 3 Month + 1.442%), 10/26/2031 (a)(b)	999,245
	Telos CLO Ltd.
682,640	Series 2013-4A, Class AR, 6.904% (CME Term
	SOFR 3 Month + 1.502%), 1/17/2030 (a)(b)	680,556
	Venture XVII CLO Ltd.
548,249	Series 2014-17A, Class ARR, 6.535% (CME Term
	SOFR 3 Month + 1.142%), 4/15/2027 (a)(b)	547,030
	Zais CLO 8 Ltd.
211,100	Series 2018-1A, Class A, 6.605% (CME Term
	SOFR 3 Month + 1.212%), 4/15/2029 (a)(b)	211,244
	Total Collateralized Loan Obligations
	(Cost $38,441,435)	38,436,026

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	Commercial Mortgage-Backed Securities – Agency — 0.0%
	GNMA
$284,955	Series 2009-4, Class IO, 0.390%, 1/16/2049 (c)(d)	$559
	Total Commercial Mortgage-Backed
	Securities – Agency (Cost $1,625)	559

	Commercial Mortgage-Backed
	Securities – Non-Agency — 19.7%
	Arbor Realty Collateralized Loan Obligation Ltd.
1,113,000	Series 2021-FL2, Class C, 7.387% (CME Term
	SOFR 1 Month + 2.064%), 5/15/2036 (a)(b)	1,068,559
3,000,000	Series 2021-FL2, Class D, 7.937% (CME Term
	SOFR 1 Month + 2.614%), 5/15/2036 (a)(b)	2,876,406
	Barclays Commercial Mortgage Securities LLC
1,000,000	Series 2019-BWAY, Class A, 6.393% (CME Term
	SOFR 1 Month + 1.070%), 11/15/2034 (a)(b)	773,885
	BDS Ltd.
3,250,000	Series 2021-FL7, Class D, 7.796% (CME Term
	SOFR 1 Month + 2.464%), 6/16/2036 (a)(b)	3,109,568
2,500,000	Series 2021-FL7, Class E, 8.246% (CME Term
	SOFR 1 Month + 2.914%), 6/16/2036 (a)(b)	2,368,487
	BrightSpire Capital, Inc.
2,204,523	Series 2021-FL1, Class A, 6.596% (CME Term
	SOFR 1 Month + 1.264%), 8/19/2038 (a)(b)	2,145,222
	BX Commercial Mortgage Trust
2,500,000	Series 2021-VOLT, Class F, 7.837% (CME Term
	SOFR 1 Month + 2.514%), 9/15/2036 (a)(b)	2,353,488
3,249,417	Series 2021-SOAR, Class E, 7.237% (CME Term
	SOFR 1 Month + 1.914%), 6/15/2038 (a)(b)	3,163,120
	BX Trust
1,000,000	Series 2021-VOLT, Class C, 6.537% (CME Term
	SOFR 1 Month + 1.214%), 9/15/2036 (a)(b)	956,821
	BXMT Ltd.
2,950,000	Series 2020-FL2, Class C, 7.094% (CME Term
	SOFR 1 Month + 1.764%), 2/15/2038 (a)(b)	2,450,426
3,000,000	Series 2021-FL4, Class C, 7.194% (CME Term
	SOFR 1 Month + 1.864%), 5/15/2038 (a)(b)	2,633,040
3,500,000	Series 2021-FL4, Class D, 7.694% (CME Term
	SOFR 1 Month + 2.364%), 5/15/2038 (a)(b)	2,815,950
	COMM Mortgage Trust
911,682	Series 2015-DC1, Class A4, 3.078%, 2/10/2048	893,292
	Credit Suisse Mortgage Trust
1,596,029	Series 2019-ICE4, Class E, 7.520% (CME Term
	SOFR 1 Month + 2.197%), 5/15/2036 (a)(b)	1,584,611

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	DBCG Mortgage Trust
$350,000	Series 2017-BBG, Class C, 8.500%
	(Prime Rate + 0.000%), 6/15/2034 (a)(b)	$338,059
	GPMT Ltd.
1,000,000	Series 2021-FL3, Class B, 7.396% (CME Term
	SOFR 1 Month + 2.064%), 7/16/2035 (a)(b)	951,000
	HGI CRE CLO Ltd.
934,000	Series 2021-FL1, Class AS, 6.844% (CME Term
	SOFR 1 Month + 1.514%), 6/16/2036 (a)(b)	908,821
2,000,000	Series 2021-FL1, Class D, 7.794% (CME Term
	SOFR 1 Month + 2.464%), 6/16/2036 (a)(b)	1,858,272
750,000	Series 2021-FL1, Class E, 8.394% (CME Term
	SOFR 1 Month + 3.064%), 6/16/2036 (a)(b)	690,318
1,500,000	Series 2021-FL2, Class D, 7.594% (CME Term
	SOFR 1 Month + 2.264%), 9/17/2036 (a)(b)	1,431,029
2,038,000	Series 2021-FL2, Class E, 7.894% (CME Term
	SOFR 1 Month + 2.564%), 9/17/2036 (a)(b)	1,933,215
	MF1 Multifamily Housing Mortgage Loan Trust
1,000,000	Series 2023-FL12, Class C, 9.108% (CME Term
	SOFR 1 Month + 3.777%), 10/19/2038 (a)(b)	993,369
	Morgan Stanley Capital I Trust
2,000,000	Series 2014-150E, Class A, 3.912%, 9/9/2032 (a)	1,608,189
	Multi-Family Housing Mortgage Loan Trust
1,000,000	Series 2021-FL5, Class D, 7.944% (CME Term
	SOFR 1 Month + 2.614%), 7/15/2036 (a)(b)	972,678
3,300,000	Series 2021-FL6, Class C, 7.294% (CME Term
	SOFR 1 Month + 1.964%), 7/16/2036 (a)(b)	3,160,684
1,700,000	Series 2021-FL7, Class E, 8.246% (CME Term
	SOFR 1 Month + 2.914%), 10/16/2036 (a)(b)	1,570,207
	Shelter Growth CRE Issuer Ltd.
2,000,000	Series 2023-FL5, Class A, 8.085% (CME Term
	SOFR 1 Month + 2.754%), 5/19/2038 (a)(b)	2,006,887
	Velocity Commercial Capital Loan Trust
78,652	Series 2017-2, Class AFL, 6.339% (1 Month
	LIBOR USD + 0.900%), 11/25/2047 (a)(b)	77,521
311,836	Series 2019-2, Class M3, 3.480%, 7/25/2049 (a)(c)	265,549
	Total Commercial Mortgage-Backed
	Securities – Non-Agency (Cost $51,265,420)	47,958,673

	Corporate Bonds — 0.8%
	Korth Direct Mortgage, Inc.
2,000,000	10.000%, 3/25/2025 (a)(e)	1,891,250
	Total Corporate Bonds (Cost $1,937,509)	1,891,250

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	Residential Mortgage-Backed Securities – Agency — 21.0%
	Fannie Mae Connecticut Avenue Securities
$44,673	Series 2017-C01, Class 1ED1, 6.693%
	(SOFR30A + 1.364%), 7/25/2029 (b)	$44,786
1,827,138	Series 2019-R06, Class 2B1, 9.193%
	(SOFR30A + 3.864%), 9/25/2039 (a)(b)	1,869,553
1,983,000	Series 2020-SBT1, Class 1M2, 9.093%
	(SOFR30A + 3.764%), 2/25/2040 (a)(b)	2,064,803
3,350,000	Series 2021-R01, Class 1M2, 6.878%
	(SOFR30A + 1.550%), 10/25/2041 (a)(b)	3,352,090
1,150,000	Series 2021-R01, Class 1B1, 8.428%
	(SOFR30A + 3.100%), 10/25/2041 (a)(b)	1,163,656
2,000,000	Series 2021-R02, Class 2M2, 7.328%
	(SOFR30A + 2.000%), 11/25/2041 (a)(b)	1,981,722
510,000	Series 2021-R03, Class 1M2, 6.978%
	(SOFR30A + 1.650%), 12/25/2041 (a)(b)	504,767
1,000,000	Series 2023-R01, Class 1M2, 9.079%
	(SOFR30A + 3.750%), 12/25/2042 (a)(b)	1,051,510
1,460,000	Series 2023-R03, Class 2M2, 9.228%
	(SOFR30A + 3.900%), 4/25/2043 (a)(b)	1,535,274
2,750,000	Series 2023-R04, Class 1M2, 8.879%
	(SOFR30A + 3.550%), 5/25/2043 (a)(b)	2,861,607
1,267,000	Series 2023-R06, Class 1M2, 8.028%
	(SOFR30A + 2.700%), 7/25/2043 (a)(b)	1,287,015
	Freddie Mac Structured Agency Credit Risk
1,371,635	Series 2017-HQA3, Class M2B, 7.793%
	(SOFR30A + 2.464%), 4/25/2030 (b)	1,395,336
3,670,005	Series 2021-DNA2, Class M2, 7.628%
	(SOFR30A + 2.300%), 8/25/2033 (a)(b)	3,710,815
2,060,000	Series 2021-DNA2, Class B1, 8.728%
	(SOFR30A + 3.400%), 8/25/2033 (a)(b)	2,145,888
1,285,000	Series 2021-DNA6, Class M2, 6.828%
	(SOFR30A + 1.500%), 10/25/2041 (a)(b)	1,266,541
1,736,131	Series 2023-HQA2, Class M1A, 7.328%
	(SOFR30A + 2.000%), 6/25/2043 (a)(b)	1,747,480
2,750,000	Series 2023-HQA3, Class A1, 7.172%
	(SOFR30A + 1.850%), 11/25/2043 (a)(b)	2,772,344
2,042,000	Series 2018-HRP2, Class B1, 9.643%
	(SOFR30A + 4.314%), 2/25/2047 (a)(b)	2,231,679
29,416	Series 2018-SPI2, Class M2, 3.842%, 5/25/2048 (a)(c)	28,154
1,350,000	Series 2020-HQA5, Class B1, 9.328%
	(SOFR30A + 4.000%), 11/25/2050 (a)(b)	1,451,250

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	Freddie Mac Structured Agency Credit Risk REMIC Trust
$3,563,678	Series 2021-HQA1, Class M2AS, 6.578%
	(SOFR30A + 1.250%), 8/25/2033 (a)(b)	$3,538,893
1,500,000	Series 2021-DNA3, Class B1, 8.828%
	(SOFR30A + 3.500%), 10/25/2033 (a)(b)	1,555,790
3,269,000	Series 2021-DNA5, Class B1, 8.378%
	(SOFR30A + 3.050%), 1/25/2034 (a)(b)	3,323,920
3,000,000	Series 2022-DNA3, Class M1B, 8.228%
	(SOFR30A + 2.900%), 4/25/2042 (a)(b)	3,071,952
1,000,000	Series 2022-DNA4, Class M1B, 8.678%
	(SOFR30A + 3.350%), 5/25/2042 (a)(b)	1,035,935
1,000,000	Series 2022-DNA6, Class M1B, 9.028%
	(SOFR30A + 3.700%), 9/25/2042 (a)(b)	1,051,901
877,383	Series 2020-HQA4, Class B1, 10.693%
	(SOFR30A + 5.364%), 9/25/2050 (a)(b)	944,262
1,060,000	Series 2021-DNA1, Class B1, 7.978%
	(SOFR30A + 2.650%), 1/25/2051 (a)(b)	1,055,947
1,055,287	Series 2022-DNA7, Class M1A, 7.828%
	(SOFR30A + 2.500%), 3/25/2052 (a)(b)	1,072,264
	GNMA
5,557	Series 2008-55, Class WT, 5.516%, 6/20/2037 (c)	5,541
	Total Residential Mortgage-Backed Securities – Agency
	(Cost $49,962,717)	51,122,675

	Residential Mortgage-Backed Securities – Non-Agency — 22.5%
	AMSR Trust
2,296,000	Series 2020-SFR4, Class G2, 4.870%, 11/17/2037 (a)	2,145,561
	Angel Oak Mortgage Trust
620,000	Series 2021-3, Class M1, 2.479%, 5/25/2066 (a)(c)	388,127
992,006	Series 2023-6, Class A3, 6.500%, 12/25/2067 (a)	981,257
	Bellemeade Re Ltd.
2,000,000	Series 2021-1A, Class M1C, 8.278%
	(SOFR30A + 2.950%), 3/25/2031 (a)(b)	2,036,784
3,450,000	Series 2021-2A, Class M1C, 7.178%
	(SOFR30A + 1.850%), 6/25/2031 (a)(b)	3,455,312
1,725,000	Series 2021-3A, Class M1C, 6.878%
	(SOFR30A + 1.550%), 9/25/2031 (a)(b)	1,686,404
	Bombardier Capital Mortgage Securitization Corp.
86,567	Series 1999-B, Class A3, 7.180%, 12/15/2029 (c)	8,828
	Boston Lending Trust
1,125,312	Series 2021-1, Class M1, 2.000%, 7/25/2061 (a)(f)	536,656
523,401	Series 2021-1, Class M2, 2.000%, 7/25/2061 (a)(f)	207,809
	Brean Asset Backed Securities Trust
2,161,913	Series 2022-RM5, Class A, 4.500%, 9/25/2062 (a)(c)	1,928,837

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	Centex Home Equity Loan Trust
$3,492	Series 2003-A, Class AF4, 4.250%, 12/25/2031 (f)	$3,477
	Chase Mortgage Finance Corp.
1,173,910	Series 2021-CL1, Class M2, 6.678%
	(SOFR30A + 1.350%), 2/25/2050 (a)(b)	1,094,096
	Credit-Based Asset Servicing and Securitization
2	Series 2003-CB1, Class AF, 3.950%, 1/25/2033	2
	Deephaven Residential Mortgage Trust
1,347,392	Series 2021-3, Class A2, 1.400%, 8/25/2066 (a)(f)	1,108,075
	Eagle RE Ltd.
773,000	Series 2023-1, Class M1A, 7.321%
	(SOFR30A + 2.000%), 9/26/2033 (a)(b)	776,642
2,321,128	Series 2021-1, Class M1C, 8.028%
	(SOFR30A + 2.700%), 10/25/2033 (a)(b)	2,331,924
	GCAT Trust
2,265,464	Series 2023-NQM1, Class A1, 4.250%, 10/25/2057 (a)(f)	2,032,781
	Home RE Ltd.
1,136,000	Series 2021-1, Class M2, 8.293%
	(SOFR30A + 2.964%), 7/25/2033 (a)(b)	1,143,821
	IMC Home Equity Loan Trust
1,514	Series 1998-3, Class A8, 5.432%, 8/20/2029 (f)	1,498
	JP Morgan Mortgage Trust
54,855	Series 2014-IVR6, Class 2A4, 6.588%, 7/25/2044 (a)(c)	54,021
2,555,533	Series 2018-7FRB, Class B3, 6.754%, 4/25/2046 (a)(c)	2,372,308
4,108,907	Series 2019-6, Class B3, 4.245%, 12/25/2049 (a)(c)	3,597,957
	JP Morgan Wealth Management
1,144,125	Series 2021-CL1, Class M3, 7.128%
	(SOFR30A + 1.800%), 3/25/2051 (a)(b)	1,078,810
	LSTAR Securities Investment Ltd.
4,444,288	Series 2023-1, Class A1, 8.850%
	(SOFR + 3.500%), 1/1/2028 (a)(b)	4,461,354
	MFRA Trust
2,471,329	Series 2023-NQM3, Class A2, 7.022%, 7/25/2068 (a)(f)	2,480,588
	New Residential Mortgage Loan
975,181	Series 2023-NQM1, Class A2, 7.319%, 10/25/2063 (a)(f)	985,944
	Progress Residential Trust
2,750,000	Series 2021-SFR1, Class B, 1.303%, 4/17/2038 (a)	2,452,868
	Radnor RE Ltd.
2,879,073	Series 2022-1, Class M1A, 9.078%
	(SOFR30A + 3.750%), 9/25/2032 (a)(b)	2,928,016
1,000,000	Series 2023-1, Class M1A, 8.028%
	(SOFR30A + 2.700%), 7/25/2033 (a)(b)	1,007,231
1,500,000	Series 2021-1, Class M1C, 8.028%
	(SOFR30A + 2.700%), 12/27/2033 (a)(b)	1,514,952

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

SCHEDULE OF INVESTMENTS at November 30, 2023, Continued

Principal
Amount		Value
	Star Trust
$3,460,000	Series 2021-SFR1, Class E, 7.137% (CME Term
	SOFR 1 Month + 1.814%), 4/17/2038 (a)(b)	$3,334,881
	Towd Point HE Trust
1,230,000	Series 2021-HE1, Class M2, 2.500%, 2/25/2063 (a)(c)	1,089,964
	Vericrest Opportunity Loan Transferee
1,168,724	Series 2021-NPL6, Class A1, 2.240%, 4/25/2051 (a)(f)	1,106,498
1,416,429	Series 2021-NP11, Class A1, 1.868%, 8/25/2051 (a)(f)	1,331,204
2,264,381	Series 2021-CF2, Class A1, 2.487%, 11/27/2051 (a)(f)	2,108,843
	Verus Securitization Trust
1,196,466	Series 2022-4, Class A2, 4.740%, 4/25/2067 (a)(c)	1,112,609
	Total Residential Mortgage-Backed
	Securities – Non-Agency (Cost $57,198,056)	54,885,939

Shares
	Money Market Fund — 3.2%
7,937,666	First American Government
	Obligations Fund, Class X, 5.29% (g)	7,937,666
	Total Money Market Fund (Cost $7,937,666)	7,937,666
	Total Investments (Cost $247,893,615) — 99.7%	243,203,526
	Other Assets in Excess of Liabilities — 0.3%	760,419
	Total Net Assets — 100.00%	$243,963,945

GNMA – Government National Mortgage Association
LIBOR – London Interbank Offered Rate
REMIC – Real Estate Mortgage Investment Conduit
SOFR – Secured Overnight Financing Rate
SOFR30A – 30 Day Secured Overnight Financing Rate Average

(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in the program or other “qualified institutional buyers.” As of November 30, 2023, the value of these investments was $214,795,962 or 88.0% of total net assets.

(b)	Variable or floating rate security based on a reference index and spread. The rate reported is the rate in effect as of November 30, 2023.
(c)	Variable rate security. The coupon is based on an underlying pool of loans and represents the rate in effect as of November 30, 2023.
(d)	Interest only security.
(e)
Security valued at fair value using methods determined in good faith by or at the direction of Fund’s valuation designee. Value determined using significant unobservable inputs. As of November 30, 2023, the total value of fair valued securities was $1,891,250 or 0.8% of total net assets.

(f)	Step coupon bond. Coupon represents a rate which changes periodically based on a predetermined schedule or event. The rate disclosed is as of November 30, 2023.
(g)	Rate shown represents the 7-day annualized yield as of November 30, 2023.

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2023

	Medalist Partners	Medalist Partners
	MBS Total	Short
	Return Fund	Duration Fund
ASSETS
Investments in securities, at value
(identified cost $207,494,565 and
$247,893,615, respectively)	$174,160,579	$243,203,526
Receivables
Fund shares issued	1,872,797	652,842
Securities sold	21,465,813	—
Interest	603,636	740,104
Prepaid expenses	24,820	32,369
Total assets	198,127,645	244,628,841

LIABILITIES
Payables
Dividends	679,708	181,905
Fund shares redeemed	408,849	268,330
Due to Adviser	97,337	57,664
Interest expense (Note 7)	13,187	—
Administration and fund accounting fees	50,808	51,516
Sub-transfer agency fees	42,438	34,755
Transfer agent fees and expenses	16,660	13,583
12b-1 distribution fees	10,601	10,093
Audit fees	29,412	27,748
Custody fees	6,071	7,152
Chief Compliance Officer fee	2,080	2,080
Trustee fees and expenses	947	947
Accrued expenses	10,576	9,123
Total liabilities	1,368,674	664,896
NET ASSETS	$196,758,971	$243,963,945

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS FUNDS

STATEMENTS OF ASSETS AND LIABILITIES at November 30, 2023, Continued

	Medalist Partners	Medalist Partners
	MBS Total	Short
	Return Fund	Duration Fund
CALCULATION OF NET ASSET
VALUE PER SHARE
Class A
Net assets applicable to shares outstanding	$4,287,699
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	539,850
Net asset value and
redemption price per share	$7.94
Maximum offering price per share (Net asset
value per share divided by 98.00%)	$8.10

Investor Class
Net assets applicable to shares outstanding	$12,988,429	$14,548,057
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	1,638,277	1,563,228
Net asset value, offering and
redemption price per share	$7.93	$9.31

Institutional Class
Net assets applicable to shares outstanding	$179,482,843	$229,415,888
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	22,696,032	24,668,878
Net asset value, offering and
redemption price per share	$7.91	$9.30

COMPONENTS OF NET ASSETS
Paid-in capital	$659,905,218	$275,895,987
Total accumulated deficit	(463,146,247)	(31,932,042)
Net assets	$196,758,971	$243,963,945

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS FUNDS

(This Page Intentionally Left Blank.)

MEDALIST PARTNERS FUNDS

STATEMENTS OF OPERATIONS For the Year Ended November 30, 2023

	Medalist Partners	Medalist Partners
	MBS Total	Short
	Return Fund	Duration Fund
INVESTMENT INCOME
Income
Interest	$25,133,252	$15,721,148
Total income	25,133,252	15,721,148

Expenses
Advisory fees (Note 4)	1,573,907	796,191
Administration and fund
accounting fees (Note 4)	312,313	284,487
Transfer agent fees and expenses (Note 4)	120,528	87,715
Sub-transfer agency expenses (Note 4)	119,965	149,949
Registration fees	51,072	53,745
12b-1 fees – Class A (Note 5)	9,993	—
12b-1 fees – Investor Class (Note 5)	36,692	40,077
Custody fees (Note 4)	32,313	27,522
Audit fees	29,418	27,754
Trustees fees and expenses	17,942	17,941
Legal fees	15,826	5,772
Chief Compliance Officer fee (Note 4)	12,913	12,913
Shareholder reporting	12,535	14,279
Insurance expense	7,947	5,363
Miscellaneous	10,049	8,178
Total expenses before interest and
excise tax expenses and waiver	2,363,413	1,531,886
Excise tax expense (Note 2)	65,177	—
Interest expense (Note 7)	28,337	6,178
Total expenses before waiver	2,456,927	1,538,064
Less: Advisory fee waiver (Note 4)	—	(128,549)
Net expenses	2,456,927	1,409,515
Net investment income	22,676,325	14,311,633

REALIZED AND UNREALIZED
GAIN/(LOSS) ON INVESTMENTS
Net realized loss on investments	(42,307,390)	(1,147,162)
Capital gain distributions from
regulated investment companies	—	4
Net change in unrealized
appreciation/(depreciation) on investments	45,838,236	5,885,594
Net realized and unrealized
gain on investments	3,530,846	4,738,436
Net Increase in Net Assets
Resulting from Operations	$26,207,171	$19,050,069

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2023	November 30, 2022
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$22,676,325	$29,881,632
Net realized loss from investments	(42,307,390)	(65,510,278)
Capital gain distributions from
regulated investment companies	—	174
Net change in unrealized
appreciation/(depreciation) on investments	45,838,236	(55,306,882)
Net increase/(decrease) in net assets
resulting from operations	26,207,171	(90,935,354)

DISTRIBUTIONS TO SHAREHOLDERS
Class A	(360,140)	(328,921)
Investor Class	(22,626,221)	(1,479,115)
Institutional Class	(1,326,737)	(29,361,415)
Total distributions to shareholders	(24,313,098)	(31,169,451)

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived
from net change in outstanding shares (a)	(145,624,503)	(726,366,839)
Total decrease in net assets	(143,730,430)	(848,471,644)

NET ASSETS
Beginning of year	340,489,401	1,188,961,045
End of year	$196,758,971	$340,489,401

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Class A
	Year Ended		Year Ended
	November 30, 2023		November 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	140,290	$1,118,583	35,264	$324,765
Shares issued
on reinvestments
of distributions	41,962	334,912	35,620	310,537
Shares redeemed	(224,213)	(1,780,860)	(402,897)	(3,481,596)
Net decrease	(41,961)	$(327,365)	(332,013)	$(2,846,294)

Investor Class
	Year Ended		Year Ended
	November 30, 2023		November 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	1,001,802	$8,038,132	457,548	$4,155,550
Shares issued
on reinvestments
of distributions	143,515	1,143,477	154,517	1,355,553
Shares redeemed	(1,751,161)	(13,961,400)	(4,031,528)	(36,314,030)
Net decrease	(605,844)	$(4,779,791)	(3,419,463)	$(30,802,927)

Institutional Class
	Year Ended		Year Ended
	November 30, 2023		November 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	13,038,096	$104,248,126	16,211,079	$148,455,588
Shares issued
on reinvestments
of distributions	1,583,231	12,590,209	1,906,706	16,802,782
Shares redeemed	(32,430,788)	(257,355,682)	(94,746,703)	(857,975,988)
Net decrease	(17,809,461)	$(140,517,347)	(76,628,918)	$(692,717,618)

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	November 30, 2023	November 30, 2022
NET INCREASE/(DECREASE)
IN NET ASSETS FROM:
OPERATIONS
Net investment income	$14,311,633	$6,477,100
Net realized loss from investments	(1,147,162)	(1,737,515)
Capital gain distributions from
regulated investment companies	4	52
Net change in unrealized
appreciation/(depreciation) on investments	5,885,594	(12,146,962)
Net increase/(decrease) in net assets
resulting from operations	19,050,069	(7,407,325)

DISTRIBUTIONS TO SHAREHOLDERS
Investor Class	(972,041)	(784,739)
Institutional Class	(13,322,405)	(6,075,776)
Total distributions to shareholders	(14,294,446)	(6,860,515)

CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets derived
from net change in outstanding shares (a)	41,912,266	(102,369,369)
Total increase/(decrease) in net assets	46,667,889	(116,637,209)

NET ASSETS
Beginning of year	197,296,056	313,933,265
End of year	$243,963,945	$197,296,056

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

STATEMENTS OF CHANGES IN NET ASSETS, Continued

(a)	A summary of share transactions is as follows:

Investor Class
	Year Ended		Year Ended
	November 30, 2023		November 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	216,447	$2,002,513	843,055	$7,992,425
Shares issued
on reinvestments
of distributions	96,348	890,349	78,441	730,430
Shares redeemed	(908,071)	(8,369,975)	(3,370,671)	(31,528,202)
Net decrease	(595,276)	$(5,477,113)	(2,449,175)	$(22,805,347)

Institutional Class
	Year Ended		Year Ended
	November 30, 2023		November 30, 2022
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	19,401,125	$179,133,536	5,796,219	$54,298,349
Shares issued
on reinvestments
of distributions	1,214,318	11,226,002	566,492	5,264,668
Shares redeemed	(15,464,311)	(142,970,159)	(14,844,708)	(139,127,039)
Net increase/(decrease)	5,151,132	$47,389,379	(8,481,997)	$(79,564,022)

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Class A
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.88	$9.64	$9.08	$10.43	$10.50

Income from investment operations:
Net investment income^	0.66	0.39	0.26	0.36	0.46
Net realized and unrealized
gain/(loss) on investments	0.12	(1.73)	0.59	(1.32)	(0.03)
Total from investment operations	0.78	(1.34)	0.85	(0.96)	0.43

Less distributions:
From net investment income	(0.72)	(0.42)	(0.29)	(0.39)	(0.50)
Total distributions	(0.72)	(0.42)	(0.29)	(0.39)	(0.50)

Net asset value, end of year	$7.94	$7.88	$9.64	$9.08	$10.43

Total return	10.26%	-14.15%	9.45%	-9.14%	4.19%

Ratios/supplemental data:
Net assets, end of year (thousands)	$4,288	$4,586	$8,810	$10,256	$33,799
Ratio of expenses to average net assets*:
Before waiver	1.17%	1.12%	1.05%	1.09%	1.02%
After waiver	1.17%	1.12%	1.05%	1.09%	1.02%
Ratio of net investment income
to average net assets:
Before waiver	8.22%	4.05%	2.77%	3.83%	4.38%
After waiver	8.22%	4.05%	2.77%	3.83%	4.38%
Portfolio turnover rate	36%	13%	78%	79%	118%

^ Based on average shares outstanding.
* Includes interest expense of 0.05% for the year ended November 30, 2022. Includes interest and excise tax expenses of 0.04% for the year ended November 30, 2023.

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.87	$9.63	$9.07	$10.43	$10.50

Income from investment operations:
Net investment income^	0.67	0.38	0.26	0.36	0.46
Net realized and unrealized
gain/(loss) on investments	0.11	(1.71)	0.59	(1.33)	(0.03)
Total from investment operations	0.78	(1.33)	0.85	(0.97)	0.43

Less distributions:
From net investment income	(0.72)	(0.43)	(0.29)	(0.39)	(0.50)
Total distributions	(0.72)	(0.43)	(0.29)	(0.39)	(0.50)

Net asset value, end of year	$7.93	$7.87	$9.63	$9.07	$10.43

Total return	10.28%	-14.16%	9.46%	-9.24%	4.19%

Ratios/supplemental data:
Net assets, end of year (thousands)	$12,988	$17,668	$54,546	$73,022	$205,755
Ratio of expenses to average net assets*:
Before waiver	1.17%	1.12%	1.05%	1.09%	1.02%
After waiver	1.17%	1.12%	1.05%	1.09%	1.02%
Ratio of net investment income
to average net assets:
Before waiver	8.40%	4.05%	2.77%	3.81%	4.38%
After waiver	8.40%	4.05%	2.77%	3.81%	4.38%
Portfolio turnover rate	36%	13%	78%	79%	118%

^	Based on average shares outstanding.
*	Includes interest expense of 0.05% for the year ended November 30, 2022. Includes interest and excise tax expenses of 0.04% for the year ended November 30, 2023.

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS MBS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$7.86	$9.61	$9.05	$10.44	$10.51

Income from investment operations:
Net investment income^	0.69	0.39	0.29	0.38	0.48
Net realized and unrealized
gain/(loss) on investments	0.10	(1.69)	0.59	(1.36)	(0.02)
Total from investment operations	0.79	(1.30)	0.88	(0.98)	0.46

Less distributions:
From net investment income	(0.74)	(0.45)	(0.32)	(0.41)	(0.53)
Total distributions	(0.74)	(0.45)	(0.32)	(0.41)	(0.53)

Net asset value, end of year	$7.91	$7.86	$9.61	$9.05	$10.44

Total return	10.44%	-13.87%	9.75%	-9.28%	4.45%

Ratios/supplemental data:
Net assets, end of year (thousands)	$179,483	$318,235	$1,125,605	$1,065,862	$2,088,703
Ratio of expenses to average net assets*:
Before waiver	0.92%	0.87%	0.80%	0.84%	0.77%
After waiver	0.92%	0.87%	0.80%	0.84%	0.77%
Ratio of net investment income
to average net assets:
Before waiver	8.67%	4.30%	3.02%	4.04%	4.63%
After waiver	8.67%	4.30%	3.02%	4.04%	4.63%
Portfolio turnover rate	36%	13%	78%	79%	118%

^	Based on average shares outstanding.
*	Includes interest expense of 0.05% for the year ended November 30, 2022. Includes interest and excise tax expenses of 0.04% for the year ended November 30, 2023.

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Investor Class
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.11	$9.63	$9.56	$9.89	$9.87

Income from investment operations:
Net investment income^	0.56	0.21	0.14	0.18	0.28
Net realized and unrealized
gain/(loss) on investments	0.20	(0.48)	0.08	(0.33)	0.03
Total from investment operations	0.76	(0.27)	0.22	(0.15)	0.31

Less distributions:
From net investment income	(0.56)	(0.25)	(0.15)	(0.18)	(0.29)
Total distributions	(0.56)	(0.25)	(0.15)	(0.18)	(0.29)

Net asset value, end of year	$9.31	$9.11	$9.63	$9.56	$9.89

Total return	8.57%	-2.80%	2.25%	-1.43%	3.20%

Ratios/supplemental data:
Net assets, end of year (thousands)	$14,548	$19,655	$44,379	$60,465	$88,502
Ratio of expenses to average net assets:
Before fee waiver	0.91%	0.91%	0.87%	0.88%	0.90%
After fee waiver	0.85%	0.86%*	0.85%	0.85%	0.85%
Ratio of net investment income
to average net assets:
Before fee waiver	5.97%	2.34%	1.48%	1.87%	2.77%
After fee waiver	6.03%	2.39%	1.50%	1.90%	2.82%
Portfolio turnover rate	43%	42%	83%	107%	131%

^ Based on average shares outstanding.
* Includes interest expense of 0.01%.

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS SHORT DURATION FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout each year

Institutional Class
	Year Ended November 30,
	2023	2022	2021	2020	2019
Net asset value, beginning of year	$9.10	$9.63	$9.55	$9.90	$9.88

Income from investment operations:
Net investment income^	0.58	0.25	0.17	0.20	0.30
Net realized and unrealized
gain/(loss) on investments	0.20	(0.50)	0.08	(0.34)	0.03
Total from investment operations	0.78	(0.25)	0.25	(0.14)	0.33

Less distributions:
From net investment income	(0.58)	(0.28)	(0.17)	(0.21)	(0.31)
Total distributions	(0.58)	(0.28)	(0.17)	(0.21)	(0.31)

Net asset value, end of year	$9.30	$9.10	$9.63	$9.55	$9.90

Total return	8.85%	-2.66%	2.61%	-1.28%	3.38%

Ratios/supplemental data:
Net assets, end of year (thousands)	$229,416	$177,641	$269,554	$327,719	$361,705
Ratio of expenses to average net assets:
Before fee waiver	0.66%	0.66%	0.62%	0.63%	0.65%
After fee waiver	0.60%	0.61%*	0.60%	0.60%	0.60%
Ratio of net investment income
to average net assets:
Before fee waiver	6.25%	2.59%	1.73%	2.06%	2.96%
After fee waiver	6.31%	2.64%	1.75%	2.09%	3.01%
Portfolio turnover rate	43%	42%	83%	107%	131%

^	Based on average shares outstanding.
*	Includes interest expense of 0.01%.

The accompanying notes are an integral part of these financial statements.

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023

NOTE 1 – ORGANIZATION

The Medalist Partners MBS Total Return Fund and the Medalist Partners Short Duration Fund (each a “Fund” and collectively, the “Funds”) are each a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company. The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Effective September 26, 2023, the Semper MBS Total Return Fund changed its name to the Medalist Partners MBS Total Return Fund and the Semper Short Duration Fund changed its name to the Medalist Partners Short Duration Fund. The investment adviser of the Funds also changed from Semper Capital Management, L.P. (“Semper Capital”) to Medalist Partners LP effective as of September 26, 2023.

The investment objective of the Medalist Partners MBS Total Return Fund (“Total Return Fund”) is to seek a high level of risk-adjusted current income and capital appreciation. The investment objective of the Medalist Partners Short Duration Fund (“Short Duration Fund”) is to seek a high level of current income that is consistent with preservation of capital. Each Fund currently offers Investor Class shares and Institutional Class shares and the Total Return Fund offers Class A shares. The Total Return Fund Class A shares may be subject to a 2.00% front-end sales load. The Total Return Fund’s Investor Class shares and Institutional Class shares commenced operations on July 22, 2013 and the Class A shares commenced operations on December 18, 2015. The Short Duration Fund’s Investor Class shares and Institutional Class shares commenced operations on December 23, 2010.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in Note 3.

B.
Federal Income Taxes: It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund will be liable for an excise tax on the amount by which it does not meet the distribution requirements and will accrue an excise tax liability at the time that the liability can be estimated and is probable. During the year ended November 30, 2023, the Total Return Fund incurred $65,177 of excise tax expense on a portion of its distributable net investment income.

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The tax returns of the Funds’ prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are calculated on the basis of high amortized cost. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security using the effective interest method, except for premiums on certain callable debt securities that are amortized to the earliest call date. Non-cash interest income included in interest income, if any, is recorded at the fair market value of additional par received. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the statement of operations. Distributions to shareholders are recorded on the ex-dividend date.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of each Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory, custody and transfer agent fees. Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

The Funds declare dividends from net investment income daily and distribute the dividends to shareholders monthly. The Funds distribute any realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America. To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Restricted Securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. At November 30, 2023, the Funds held securities issued pursuant to Rule 144A under the Securities Act of 1933. All Rule 144A securities except for five securities in the Total Return Fund and no securities in the Short Duration Fund have been classified as liquid under the Funds’ liquidity risk management program. At November 30, 2023, the Total Return Fund held $10,340,872 or 5.3% in 144A securities classified as illiquid. Other restricted investments held by the Funds at November 30, 2023 are disclosed in the notes to the schedules of investments.

E.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

For the year ended November 30, 2023, the Funds made the following permanent tax adjustments on the statements of assets and liabilities:

	Total
	Accumulated
	Deficit	Paid-in Capital
Total Return Fund	$65,177	$(67,177)
Short Duration Fund	—	—

F.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

G.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of November 30, 2023, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements. Management has determined there were no subsequent events that would need to be disclosed in the Funds’ financial statements.

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that each Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Market values for fixed income securities are normally determined on the basis of valuations provided by independent pricing services. Each independent pricing service typically values securities based on one or more inputs as described below. Securities that use similar valuation techniques and inputs as described below are categorized as level 2 of the fair value hierarchy. To the extent the significant inputs are unobservable, the values are generally categorized as level 3.

Mortgage- and Asset-Backed Securities: Mortgage- and asset-backed securities are securities issued as separate tranches, or classes, of securities within each deal. These securities are normally valued by independent pricing service providers that use broker-dealer quotations or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, estimated cash flows and market-based yield spreads for each tranche, current market data and incorporate deal collateral performance, as available.

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

U.S. Government Securities: U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

U.S. Government Agency Securities: U.S. Government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage pass-throughs include to-be-announced (“TBAs”) securities and mortgage pass-through certificates. TBA securities and mortgage pass-throughs are generally valued using dealer quotations.

Other Debt Securities: Other debt securities, including corporate and municipal bonds, are valued at their mean prices furnished by an independent pricing service provider using valuation methods that are designed to represent fair value. These valuation methods can include matrix pricing and other analytical pricing models, market transactions, and dealer-supplied valuations. The pricing service may consider yields or recently executed transactions of investments with comparable quality, type of issue, coupon maturity and rating, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.

Investment Companies: Investments in open-end mutual funds, including money market funds, are generally priced at their net asset value per share provided by the service agent of the Funds and will be classified in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices. To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (the “Board”) has adopted a valuation policy for use by each Fund and its Valuation Designee (as defined below) in calculating each Fund’s net asset value (“NAV”). Pursuant to Rule 2a-5 under the 1940 Act, effective September 26, 2023, the Board has designated the Funds’ investment adviser, Medalist Partners, LP (“Adviser”), as the “Valuation Designee” to perform all of the fair value determinations as well as to perform all of the responsibilities that may be performed by the Valuation Designee in accordance with Rule 2a-5, subject to the Board’s oversight. For the period December 1, 2022 through September 25, 2023, Semper Capital Management, L.P. served as the Funds’ Valuation Designee. The Adviser, as Valuation Designee is, authorized to make all necessary determinations of the fair values of portfolio securities and other assets for which market quotations are not readily available or if it is deemed that the prices obtained from brokers and dealers or independent pricing services are unreliable.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Funds’ securities as of November 30, 2023:

Total Return Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset-Backed Securities –
Non-Agency	$—	$4,268,717	$—	$4,268,717
Commercial Mortgage-Backed
Securities – Agency	—	193	—	193
Commercial Mortgage-Backed
Securities – Non-Agency	—	20,215,158	—	20,215,158
Residential Mortgage-Backed
Securities – Agency	—	24,263,270	—	24,263,270
Residential Mortgage-Backed
Securities – Non-Agency	—	122,493,819	—	122,493,819
Total Fixed Income Securities	—	171,241,157	—	171,241,157
Private Placement
Participation Agreement	—	—	—	—
Money Market Fund	2,919,422	—	—	2,919,422
Total Investments	$2,919,422	$171,241,157	$—	$174,160,579

Short Duration Fund

	Level 1	Level 2	Level 3	Total
Fixed Income Securities
Asset-Backed Securities –
Non-Agency	$—	$40,970,738	$—	$40,970,738
Collateralized Loan Obligations	—	38,436,026	—	38,436,026
Commercial Mortgage-Backed
Securities – Agency	—	559	—	559
Commercial Mortgage-Backed
Securities – Non-Agency	—	47,958,673	—	47,958,673
Corporate Bonds	—	—	1,891,250	1,891,250
Residential Mortgage-Backed
Securities – Agency	—	51,122,675	—	51,122,675
Residential Mortgage-Backed
Securities – Non-Agency	—	54,885,939	—	54,885,939
Total Fixed Income Securities	—	233,374,610	1,891,250	235,265,860
Money Market Fund	7,937,666	—	—	7,937,666
Total Investments	$7,937,666	$233,374,610	$1,891,250	$243,203,526

Refer to each Fund’s schedule of investments for a detailed break-out of securities by type.

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

The following is a reconciliation of the Total Return Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Investments in Securities, at Value
Residential MBS – Non-Agency
Balance as of November 30, 2022	$10,895,369
Accrued discounts/premiums	33,846
Realized gain/(loss)	2,314
Change in unrealized appreciation/(depreciation)	(457,711)
Purchases	18,931
Sales	(56,069)
Transfers in and/or out of Level 3	(10,436,680)
Balance as of November 30, 2023	$—

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2023, and still classified as level 3 was $0.

The following is a reconciliation of the Short Duration Fund’s level 3 investments for which significant unobservable inputs were used in determining value.

Investments in Securities, at Value
Corporate Bond
Balance as of November 30, 2022	$1,891,250
Accrued discounts/premiums	41,036
Realized gain/(loss)	—
Change in unrealized appreciation/(depreciation)	(41,036)
Purchases	—
Sales	—
Transfers in and/or out of Level 3	—
Balance as of November 30, 2023	$1,891,250

The change in unrealized appreciation/(depreciation) for level 3 securities still held at November 30, 2023, and still classified as level 3 was $(41,036).

The following is a summary of quantitative information about level 3 valued measurements:

Short Duration Fund

		Valuation	Unobservable
	11/30/23	Technique(s)	Input	Input/Range
Corporate Bond	$1,891,250	Market	Prior/Recent	$94.56
		Transaction	Transaction
Method

The Trust Rule 18f-4 Compliance Policy (“Trust Policy”) governs the use of derivatives by the Funds. The Trust Policy imposes limits on the amount of derivatives a fund can enter into, eliminates the asset segregation framework

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

currently used by a fund to comply with Section 18 of the 1940 Act, treats derivatives as senior securities and requires funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Each Fund is considered a limited derivatives user under the Trust Policy and therefore, is required to limit its derivatives exposure to no more than 10% of the Fund’s net assets. For the year ended November 30, 2023, the Funds did not enter into derivatives transactions.

Accounting Pronouncements: In March 2020, FASB issued Accounting Standards Update 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”) and in January 2021, FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. The Secured Overnight Financing Rate (“SOFR”) is the main replacement for LIBOR in certain financial contracts after June 30, 2023.

In December 2022, FASB issued an Accounting Standards Update, ASU 2022-06, Reference Rate Reform (Topic 848) – Deferral of the Sunset Date of Topic 848 (“ASU 2022-06”). ASU 2022-06 is an amendment to ASU 2020-04, which extends the effective period through December 31, 2024. Management is currently evaluating the impact, if any, of applying ASU 2022-06.

In October 2022, the Securities and Exchange Commission adopted a final rule relating to Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds; Fee Information in Investment Company Advertisements. The rule and form amendments will, among other things, require the Funds to transmit concise and visually engaging shareholder reports that highlight key information. The amendments will require that the Funds tag information in a structured data format and that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective January 24, 2023. There is an 18-month transition period after the effective date of the amendment.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Semper Capital served as the Funds’ investment adviser for the period December 1, 2022 through September 25, 2023. Medalist Partners, LP became the Funds’ investment adviser effective as of September 26, 2023. For the period February 28,

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

2023 through September 25, 2023, Medalist Partners, LP served as sub-adviser to the Funds. The Adviser provides the Funds with investment management services under an investment advisory agreement. The Adviser furnishes all investment advice, office space, facilities, and provides most of the personnel needed by the Funds. As compensation for its services, each Fund pays the Adviser a monthly management fee. For the Total Return Fund, the fees are calculated at an annual rate of 0.60% of the Fund’s average daily net assets for the first $1.5 billion of assets, 0.55% of the Fund’s average daily net assets for the next $1 billion of assets, and 0.50% of the Fund’s average daily net assets in excess of $2.5 billion. For the Short Duration Fund, the Adviser is entitled to a monthly fee at the annual rate of 0.35% based upon the Fund’s average daily net assets. There was no change in the management fees when the investment adviser changed. For the year ended November 30, 2023, the total fees incurred by the Funds are disclosed in the statements of operations.

For the year ended November 30, 2023, the Total Return Fund paid advisory fees of $1,366,360 to Semper Capital and $207,547 to Medalist Partners LP and the Short Duration Fund paid advisory fees of $654,568 to Semper Capital and $141,623 to Medalist Partners LP.

Each Fund is responsible for its own operating expenses. Semper Capital and the Adviser contractually agreed to reduce fees payable to it by each Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses (excluding acquired fund fees and expenses, interest expense, dividends on securities sold short, taxes, extraordinary expenses, Rule 12b-1 fees, shareholder servicing fees and any other class-specific expenses). The Total Return Fund expenses are limited to 0.90% of the average daily net assets of the Fund and the Short Duration Fund expenses are limited to 0.60% of the average daily net assets of the Fund. Any such reductions made by the Adviser in its fees or payment of expenses which are a Fund’s obligation are subject to reimbursement by the Fund to the Adviser, if so requested by the Adviser, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause the Fund to exceed the lesser of: (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement. Any such reimbursement is also contingent upon Board of Trustees review and approval. Such reimbursement may not be paid prior to each Fund’s payment of current ordinary operating expenses.

During the year ended November 30, 2023, Semper Capital and the Adviser reduced its fees and absorbed Fund expenses in the amount of $0 in the Total Return Fund and $104,673 and $23,876, respectively, in the Short Duration Fund. Semper Capital and the Adviser did not recoup management fees during the year ended November 30,

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

2023. The Adviser cannot recoup previously waived fees prior to it becoming investment adviser as of September 26, 2023. Any amount due from the Adviser is paid monthly to each Fund. The expense limitation will remain in effect through at least September 26, 2025 and may be terminated only by the Trust’s Board of Trustees. The Adviser may recapture portions of the amounts shown below no later than the corresponding dates:

Short Duration Fund
Expiration	Amount
11/30/26	$23,876

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”), serves as the Funds’ administrator, fund accountant and transfer agent. U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds. The Custodian is an affiliate of Fund Services. Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust, including the Chief Compliance Officer, are employees of Fund Services. Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended November 30, 2023 are disclosed in the statements of operations.

Quasar Distributors, LLC (“Quasar”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. Quasar is a wholly-owned broker-dealer subsidiary of Foreside Financial Group, LLC, doing business as ACA Foreside, a division of ACA Group.

The Funds have entered into agreements with various brokers, dealers and financial intermediaries to compensate them for transfer agency services that would otherwise be executed by Fund Services. These sub-transfer agency services include pre-processing and quality control of new accounts, maintaining detailed shareholder account records, shareholder correspondence, answering customer inquiries regarding account status, and facilitating shareholder telephone transactions. Sub-transfer agency expenses paid by the Funds for the year ended November 30, 2023 are disclosed in the statements of operations.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Funds to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of each Fund’s Investor Class and the Total Return Fund’s Class A. The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. For the year ended November 30, 2023, the 12b-1 distribution fees incurred by the Funds are disclosed in the statements of operations.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended November 30, 2023, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were as follows:

	Non-Government		Government
	Purchases	Sales	Purchases	Sales
Total Return Fund	$88,807,503	$261,242,706	$2,611	$12,816
Short Duration Fund	129,938,687	92,198,651	—	354,546

NOTE 7 – LINE OF CREDIT

The Total Return Fund and the Short Duration Fund have a secured line of credit in the amount of $100,000,000, or 20% of the fair value of unencumbered assets of each Fund. The line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A. The following table provides information regarding usage of the line of credit during the year ended November 30, 2023. At November 30, 2023, the Funds had no outstanding loan amounts.

			Weighted
		Average	Average		Maximum	Date of
	Days	Amount of	Borrowing	Interest	Amount of	Maximum
	Utilized	Borrowing	Rate	Expense	Borrowing	Borrowing
Total Return Fund	66	$2,046,409	7.49%	$28,337	$7,458,000	12/19/22
Short Duration Fund	8	5,655,250	8.00%	6,178	7,257,000	10/6-10/9/23

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended November 30, 2023 and November 30, 2022 was as follows:

	Total Return Fund		Short Duration Fund
	Nov. 30, 2023	Nov. 30, 2022	Nov. 30, 2023	Nov. 30, 2022
Ordinary income	$24,313,098	$31,169,451	$14,294,446	$6,860,515

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

As of November 30, 2023, the components of capital on a tax basis were as follows:

	Total	Short
	Return Fund	Duration Fund
Cost of investments (a)	$207,644,352	$247,893,615
Gross unrealized appreciation	1,845,928	1,613,865
Gross unrealized depreciation	(35,329,701)	(6,303,954)
Net unrealized depreciation (a)	(33,483,773)	(4,690,089)
Undistributed ordinary income	665,350	492,487
Undistributed long-term capital gains	—	—
Total distributable earnings	665,350	492,487
Other accumulated gains/(losses)	(430,327,824)	(27,734,440)
Total accumulated earnings/(losses)	$(463,146,247)	$(31,932,042)

(a)
The book basis and tax basis cost are the same in the Short Duration Fund. The difference between book basis and tax basis net unrealized depreciation and cost is attributable primarily to wash sales in the Total Return Fund. The difference between book basis and tax basis distributable earnings are primarily due to losses disallowed and recognized on wash sales, capital loss carryforwards, and tax adjustments to dividends payable.

As of November 30, 2023, the Funds had tax capital losses which may be carried over to offset future gains. Such losses expire as follows:

	Short-Term Indefinite	Long-Term Indefinite
Total Return Fund	$208,424,433	$221,223,683
Short Duration Fund	20,441,116	7,111,419

NOTE 9 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

•
General Market Risk – Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in a Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events; pandemic diseases; terrorism; regulatory events; and government controls. U.S. and international markets have experienced

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

significant periods of volatility in recent years and months due to a number of economic, political and global macro factors, which has resulted in disruptions to business operations and supply chains, stress on the global healthcare system, growth concerns in the U.S. and overseas, staffing shortages and the inability to meet consumer demand, and widespread concern and uncertainty. Continuing uncertainties regarding interest rates, rising inflation, political events, rising government debt in the U.S. and trade tensions also contribute to market volatility. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

•
Liquidity Risk – Liquidity risk exists when particular investments are difficult to purchase or sell. A Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be difficult to sell the illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed-income securities or the lack of an active market. Liquid investments may become illiquid or less liquid after purchase by a Fund, particularly during periods of market turmoil. Illiquid and relatively less liquid investments may be harder to value, especially in changing markets.

•
Risks Associated with Mortgage-Backed and Other Asset-Backed Securities – In addition to the risks associated with other fixed income securities, mortgage-backed and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The liquidity of these assets may change over time.

•
Residential Mortgage-Backed Securities Risk – RMBS are subject to the risks generally associated with mortgage-backed securities. RMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. Delinquencies and defaults by borrowers in payments on

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances.

•
Credit Risk Transfer Securities Risk – Credit risk transfer securities are unguaranteed and unsecured debt securities issued by the government sponsored entity and therefore are not directly linked to or backed by the underlying mortgage loans. As a result, in the event that a government sponsored entity fails to pay principal or interest on its credit risk transfer securities or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfer securities have no direct recourse to the underlying mortgage loans and will generally receive recovery on par with other unsecured note holders in such a scenario. The risks associated with an investment in credit risk transfer securities are different than the risks associated with an investment in mortgage-backed securities issued by Fannie Mae and Freddie Mac, or other government sponsored entities or issued by a private issuer, because some or all of the mortgage default or credit risk associated with the underlying mortgage loans is transferred to investors. As a result, investors in these securities could lose some or all of their investment in these securities if the underlying mortgage loans default.

•
Privately Issued Mortgage-Related Securities Risk – MBS issued or guaranteed by private issuers is also known as “non-agency MBS”. Privately issued mortgage-backed securities generally offer a higher rate of interest (but greater credit risk) than securities issued by U.S. Government issuers, as there are no direct or indirect governmental guarantees of payment. The degree of risks will depend significantly on the ability of borrowers to make payments on the underlying mortgages and the seniority of the security held by a Fund with respect to such payments. The market for privately-issued mortgage-backed securities is smaller and less liquid than the market for mortgage-backed securities issued by U.S. government issuers.

•
Sub-Prime Mortgage Risk – The risk that an issuer of a sub-prime mortgage security will default on its payments of interest or principal on a security when due is more pronounced in the case of sub-prime mortgage instruments than more highly ranked securities. Because of this increased risk, these securities may also be less liquid and subject to more pronounced declines in value than more highly rated instruments in times of market stress.

•
High Yield Risk – Fixed income securities that are rated below investment grade (i.e., “junk bonds”) are subject to additional risk factors due to the speculative nature of the securities, such as increased possibility of default liquidation of the security, and changes in value based on public perception of the issuer.

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

•
Rule 144A Securities Risk – The market for Rule 144A securities typically is less active than the market for publicly-traded securities. Rule 144A securities carry the risk that the liquidity of these securities may become impaired, making it more difficult for a Fund to sell these securities.

NOTE 10 – CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the 1940 Act. As of November 30, 2023, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Total Return Fund	National Financial Services LLC	48.6%
Short Duration Fund	Charles Schwab & Co., Inc.	62.2%

NOTE 11 – REPORT OF THE FUNDS’ SHAREHOLDER MEETINGS (Unaudited)

A Special Meeting of shareholders of the Semper MBS Total Return Fund and Semper Short Duration Fund (the “Funds”) took place on February 15, 2023, to approve two proposals:

•	PROPOSAL 1 – To Approve an Investment Sub-Advisory Agreement between Semper Capital Management, L.P. and Medalist Partners, LP on behalf of the Funds; and

•
PROPOSAL 2 – To Approve a “Manager of Managers” arrangement that would grant each Fund and Semper Capital Management, L.P. greater flexibility to change sub-advisory arrangements without shareholder approval.

All Fund shareholders of record at the close of business on December 12, 2022 (the “Record Date”), were entitled to vote. As of the Record Date, the Semper MBS Total Return Fund had 41,833,333 shares outstanding and the Semper Short Duration Fund had 21,479,590 shares outstanding. For the Semper MBS Total Return Fund, 29,072,406 shares entitled to vote were present in person or by proxy, and for the Semper Short Duration Fund, 13,115,739 shares entitled to vote were present in person or by proxy.

With respect to PROPOSAL 1, for the Semper MBS Total Return Fund, of the 29,072,406 shares present in person or by proxy, 28,937,992 shares or 99.54% voted in favor (representing 69.17% of total outstanding shares), 64,624 shares voted against (representing 0.15% of total outstanding shares), and 69,788 shares abstained from voting (representing 0.17% of total outstanding shares). For the Semper Short Duration Fund, of the 13,115,739 shares present in person or by proxy, 13,075,831 shares or 99.70% voted in favor (representing 60.88% of total outstanding shares), 33,912 shares voted against (representing 0.16% of total outstanding shares), and 5,995 shares abstained from voting (representing 0.03% of total outstanding shares).

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

With respect to PROPOSAL 2, for the Semper MBS Total Return Fund, of the 29,072,406 shares present in person or by proxy, 28,843,707 shares or 99.21% voted in favor (representing 68.95% of total outstanding shares), 161,258 shares voted against (representing 0.39% of total outstanding shares), and 67,441 shares abstained from voting (representing 0.16% of total outstanding shares). For the Semper Short Duration Fund, of the 13,115,739 shares present in person or by proxy, 9,221,501 shares or 70.31% voted in favor (representing 42.93% of total outstanding shares), 3,890,561 shares voted against (representing 18.11% of total outstanding shares), and 3,675 shares abstained from voting (representing 0.02% of total outstanding shares).

Accordingly, both PROPOSALS 1 and 2 were approved.

A Special Meeting of Shareholders of the Semper MBS Total Return Fund and Semper Short Duration Fund (each, a “Fund” and collectively, the “Funds”) took place on September 20, 2023, to approve an investment advisory agreement between Medalist Partners, LP (the “Adviser”) and Advisors Series Trust on behalf of each Fund (the “Proposal”).

All Fund shareholders of record at the close of business on July 31, 2023 (the “Record Date”), were entitled to vote. As of the Record Date, the Semper MBS Total Return Fund had 32,640,532 shares outstanding, and the Semper Short Duration Fund had 28,125,761 shares outstanding.

With respect to the Semper MBS Total Return Fund, of the 19,438,457 shares present in person or by proxy, 19,158,302 shares or 98.56% voted in favor of the Proposal (representing 58.69% of total outstanding shares), 48,102 or 0.15% voted against the Proposal, and 232,052 or 0.71% abstained from voting on the Proposal. Accordingly, the Proposal was approved with respect to the Semper MBS Total Return Fund.

With respect to the Semper Short Duration Fund, of the 12,581,861 shares present in person or by proxy, 12,231,558 shares or 97.22% voted in favor of the Proposal (representing 43.49% of total outstanding shares), 34,315 or 0.12% voted against the Proposal, and 315,988 or 1.12% abstained from voting on the Proposal. Accordingly, the Proposal was not approved with respect to the Semper Short Duration Fund because the Proposal did not receive the affirmative vote of the requisite number of shares. The Special Meeting of Shareholders was adjourned and reconvened on September 25, 2023, for the purpose of calling for a vote on the Proposal for the Semper Short Duration Fund. At that reconvened meeting, with respect to the Semper Short Duration Fund, of the 14,304,471 shares present in person or by proxy, 13,914,727 shares or 97.28% voted in favor (representing 49.47% of total outstanding shares), 34,315 or 0.12% voted against the Proposal, and 355,429 or 1.26% abstained from voting on the Proposal. Accordingly, the Proposal was approved with respect to the Semper Short Duration Fund.

MEDALIST PARTNERS FUNDS

NOTES TO FINANCIAL STATEMENTS at November 30, 2023, Continued

NOTE 12 – OTHER TAX INFORMATION (Unaudited)

For the year ended November 30, 2023, the Total Return Fund and the Short Duration Fund designated $24,313,098 and $14,294,446, respectively, as ordinary income for purposes of the dividends paid deduction.

For the year ended November 30, 2023, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Funds. For shareholders in the Funds, none of the dividend income distributed for the year ended November 30, 2023 is designated as qualified dividend income under the Tax Cuts and Jobs Act of 2017.

On December 27, 2023, the Investor class, Institutional class, and Class A of the Total Return Fund each distributed $0.00604904 per share of net investment income.

On December 31, 2023, the Investor class, Institutional class, and Class A of the Total Return Fund distributed $0.048702250, $0.050272941, and $0.048785507 per share of net investment income, respectively.

On December 27, 2023, the Investor class and the Institutional class of the Short Duration Fund each distributed $0.01051588 per share of net investment income.

On December 31, 2023, the Investor class and the Institutional class of the Short Duration Fund distributed $0.049010072 and $0.050944951 per share of net investment income, respectively.

NOTE 13 – CHANGES TO BOARD OF TRUSTEES AND OFFICERS

Effective July 20, 2023, Mr. Michael Ceccato retired from his service as Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust. At a meeting held on July 20, 2023, the Board of Trustees of the Trust appointed Mr. Joseph Kolinsky as the successor Vice President, Chief Compliance Officer and Anti-Money Laundering Officer of the Trust, effective July 20, 2023.

Effective October 18, 2023, Mr. Ray Woolson retired from his service as Trustee and Chairman of the Board of Trustees of the Trust (the “Board”) to attend to health-related matters. At the recommendation of the Governance and Nominating Committee, on October 24, 2023, the Board appointed Mr. David Mertens as the successor Chairman of the Board, and Ms. Michele Rackey was appointed as Chairman of the Governance and Nominating Committee of the Board.

MEDALIST PARTNERS FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Medalist Partners MBS Total Return Fund
Medalist Partners Short Duration Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Medalist Partners MBS Total Return Fund (formerly, Semper MBS Total Return Fund) and Medalist Partners Short Duration Fund (formerly, Semper Short Duration Fund) (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of November 30, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of November 30, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, private companies, and brokers; when replies from brokers were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
January 29, 2024

MEDALIST PARTNERS FUNDS

NOTICE TO SHAREHOLDERS at November 30, 2023 (Unaudited)

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-736-7799 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling 1-855-736-7799. Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-PORT

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Funds’ Form N-PORT is available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-PORT is also available, upon request, by calling 1-855-736-7799.

MEDALIST PARTNERS FUNDS

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Each Fund has adopted a liquidity risk management program (the “program”). The Board has designated a committee at the Adviser to serve as the administrator of the program. The Adviser’s committee conducts the day-to-day operation of the programs pursuant to policies and procedures administered by the committee.

Under the program, the Adviser’s committee manages each Fund’s liquidity risk, which is the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining shareholders’ interests in the Fund. This risk is managed by monitoring the degree of liquidity of each Fund’s investments, limiting the amount of each Fund’s illiquid investments, and utilizing various risk management tools and facilities available to each Fund for meeting shareholder redemptions, among other means. The committee’s process of determining the degree of liquidity of each Fund’s investments is supported by one or more third-party liquidity assessment vendors.

The Board reviewed a report prepared by the committee of Semper Capital Management, L.P. (“Semper Capital”), the former investment adviser to the Semper MBS Total Return Fund, subsequently renamed the Medalist Partners MBS Total Return Fund (the “Total Return Fund”) and the Semper Short Duration Fund, subsequently renamed the Medalist Partners Short Duration Fund (the “Short Duration Fund”) regarding the operation and effectiveness of the program for the period July 1, 2022 through June 30, 2023. The report noted that the Total Return Fund and Short Duration Fund made use of its line of credit during the reporting period and that such line was fully repaid in a timely manner. No material liquidity events impacting the Funds were noted in the report. Subsequent to the reporting period, Semper Capital’s committee reported to the Board a violation of the program. The officers of the Trust worked with Semper Capital to address the matter, and the Total Return Fund was brought back into compliance. Semper Capital’s committee thereafter reported to the Board regarding enhancements to the program. The Semper Capital committee provided its assessment that the program had been effective in managing each Fund’s liquidity risk.

MEDALIST PARTNERS FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds. Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios	Other
		and	Principal	in Fund	Directorships
	Position	Length	Occupation	Complex	Held
Name, Address	Held with	of Time	During Past	Overseen by	During Past
and Age	the Trust	Served*	Five Years	Trustee(2)	Five Years(3)
Independent Trustees(1)

David G. Mertens	Chairman	Indefinite	Partner and Head of	2	Trustee,
(age 63)	of the	term;	Business Development,		Advisors
615 E. Michigan Street	Board	since	QSV Equity Investors,		Series Trust
Milwaukee, WI 53202		October	LLC, (formerly known		(for series not
		2023.	as Ballast Equity		affiliated with
	Trustee	Indefinite	Management, LLC)		the Funds).
		term;	(a privately-held
		since	investment advisory
		March	firm) (February 2019
		2017.	to present); Managing
Director and Vice
President, Jensen
Investment
Management, Inc.
(a privately-held
investment advisory
firm) (2002 to 2017).

Joe D. Redwine	Trustee	Indefinite	Retired; formerly	2	Trustee,
(age 76)		term;	Manager, President,		Advisors
615 E. Michigan Street		since	CEO, U.S. Bancorp		Series Trust
Milwaukee, WI 53202		September	Fund Services, LLC,		(for series not
		2008.	and its predecessors,		affiliated with
			(May 1991 to July 2017).		the Funds).

Michele Rackey	Trustee	Indefinite	Chief Executive	2	Trustee,
(age 64)		term;	Officer, Government		Advisors
615 E. Michigan Street		since	Employees Benefit		Series Trust
Milwaukee, WI 53202		January	Association (GEBA)		(for series not
		2023.	(benefits and wealth		affiliated with
			management		the Funds).
organization) (2004 to
2020); Board Member,
Association Business
Services Inc. (ABSI)
(for-profit subsidiary
of the American
Society of Association
Executives) (2019 to 2020).

MEDALIST PARTNERS FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Officers

Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 54)	Chief	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street	Executive	since	(February 1996 to present).
Milwaukee, WI 53202	Officer and	December
	Principal	2018.
Executive
Officer

Kevin J. Hayden	Vice	Indefinite	Vice President, Compliance and Administration,
(age 52)	President,	term;	U.S. Bank Global Fund Services
615 E. Michigan Street	Treasurer	since	(June 2005 to present).
Milwaukee, WI 53202	and	January
	Principal	2023.
Financial
Officer

Cheryl L. King	Assistant	Indefinite	Vice President, Compliance and Administration,
(age 62)	Treasurer	term;	U.S. Bank Global Fund Services
615 E. Michigan Street		since	(October 1998 to present).
Milwaukee, WI 53202		January
2023.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance and
(age 41)	Treasurer	term;	Administration, U.S. Bank Global Fund Services
615 E. Michigan Street		since	(July 2010 to present).
Milwaukee, WI 53202		December
2018.

Joseph R. Kolinsky	Vice	Indefinite	Vice President, U.S. Bank Global Fund Services
(age 53)	President,	term;	(May 2023 to present); Chief Compliance Officer,
2020 E. Financial Way,	Chief	since	Chandler Asset Management, Inc. (2020 to 2022);
Suite 100	Compliance	July	Director, Corporate Compliance, Pacific Life
Glendora, CA 91741	Officer and	2023.	Insurance Company (2018 to 2019).
AML Officer

Elaine E. Richards	Vice	Indefinite	Senior Vice President, U.S. Bank Global Fund
(age 55)	President	term;	Services (July 2007 to present).
2020 E. Financial Way,	and	since
Suite 100	Secretary	September
Glendora, CA 91741		2019.

MEDALIST PARTNERS FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
and
	Position	Length
Name, Address	Held with	of Time	Principal Occupation
and Age	the Trust	Served	During Past Five Years
Lillian A. Kabakali	Assistant	Indefinite	Vice President, U.S. Bank Global Fund Services
(age 42)	Secretary	term;	(April 2023 to present); Vice President,
2020 E. Financial Way,		since	Compliance, Guggenheim Partners Investment
Suite 100		July	Management Holdings, LLC (April 2019 to
Glendora, CA 91741		2023.	April 2023); Senior Associate, Compliance,
Guggenheim Partners Investment Management
Holdings, LLC (January 2018 to April 2019).

*
The Trustees have designated a mandatory retirement age of 75, such that each Trustee, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs (“Retiring Trustee”). Upon request, the Board may, by vote of a majority of Trustees eligible to vote on such matter, determine whether or not to extend such Retiring Trustee’s term and on the length of a one-time extension of up to three additional years. At a meeting held December 7-8, 2022, by vote of the majority of Trustees (not including Mr. Redwine), Mr. Redwine’s term as Trustee was extended for three additional years to expire December 31, 2025.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of November 30, 2023, the Trust was comprised of 34 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorship of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934 Act, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-736-7799.

MEDALIST PARTNERS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Medalist Partners Short Duration Fund
(formerly Semper Short Duration Fund)

Medalist Partners MBS Total Return Fund
(formerly Semper MBS Total Return Fund)

At a meeting held on July 20, 2023 (the “Meeting”), the Board (which at the time was comprised of four persons, all of whom were Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved, a new investment advisory agreement (the “New Investment Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Medalist Partners, LP (the “Adviser” or “Medalist Partners”) on behalf of the Semper Short Duration Fund, subsequently renamed the Medalist Partners Short Duration Fund (the “Short Duration Fund”) and the Semper MBS Total Return Fund, subsequently renamed the Medalist Partners MBS Total Return Fund (the “Total Return Fund”) (together the “Funds” and each a “Fund”). At the meeting, the Board received and reviewed substantial information regarding the Funds, the Adviser, and the services to be provided by the Adviser to the Funds under the New Investment Advisory Agreement. This information formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the New Investment Advisory Agreement:

In connection with the Board’s review of the New Investment Advisory Agreement, the Trustees considered a variety of matters, including, among others, the following:

•
Medalist Partners had been acting as a strategic partner to Semper Capital Management, L.P. (“Semper Capital”) in supporting the Funds through a Services Agreement since October 2022. This included providing resources across the investments, operations, accounting, compliance and client functions.

•	Medalist Partners became a sub-adviser to the Funds in February 2023.

•
Both Semper Capital and Medalist Partners believe that the most efficient way to manage the Funds is to transition them onto Medalist Partners’ platform, whereby Medalist Partners would become the investment adviser to the Funds.

•
A core member of the Semper Capital team that currently directly manages the Funds (i.e., Thomas Mandel, CIO), who has managed each Fund since inception, will be hired by Medalist Partners to continue managing the Funds. Additionally, Gregory Parsons, current Chief Executive Officer of Semper Capital, will be hired by Medalist Partners to continue supporting the Funds.

•
That Semper Capital was subject to certain conflicts of interest in recommending the approval of Medalist Partners as the new investment adviser to the Funds. The Board noted that Medalist Partners has agreed to an economic sharing arrangement with Semper Capital with respect to a portion of the net income of the Funds through December 31, 2026.

MEDALIST PARTNERS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Prior to and during the Meeting held July 20, 2023, representatives from Medalist Partners, presented additional oral and written information to help the Board evaluate the investment adviser’s fees and other aspects of the New Investment Advisory Agreement. Among other things, representatives from Medalist Partners provided an overview of their advisory business, including key personnel, the firm’s compliance infrastructure, and the firm’s rigorous investment research process. Medalist Partners provided the Board with prior performance data of a private fund that invests in structured fixed income securities, which the Board found to be acceptable. The Board then discussed the materials and oral presentation that it had received and any other information that the Board received at the Meeting, and deliberated on the approval of the New Investment Advisory Agreement in light of this information. In its deliberations, the Board did not identify any single piece of information discussed below that was all-important or controlling.

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES TO BE PROVIDED BY THE ADVISER UNDER THE NEW INVESTMENT ADVISORY AGREEMENT. The Board noted the responsibilities that Medalist Partners would have under the New Investment Advisory Agreement. The Board noted that Semper Capital believed that the engagement of Medalist Partners should enhance the quality of research services that are being provided to the Funds. The Board also noted that Medalist Partners would be hiring Mr. Mandel, who has managed each Fund since inception, as an employee and that he would continue to be one of the portfolio managers responsible for day-to-day management of the Funds.

In considering the nature, extent, and quality of the services to be provided by Medalist Partners, the Board considered the quality of Medalist Partners’ compliance infrastructure and the determination that Medalist Partners has appropriate compliance policies and procedures in place. The Board noted that it had previously received a copy of the Medalist Partners’ registration form (Form ADV), as well as the response of Medalist Partners to a detailed series of questions which included, among other things, information about the background and experience of the team members. The Board also considered Medalist Partners’ resources and capacity with respect to portfolio management, compliance, and operations.

After discussion, the Independent Trustees concluded that Medalist Partners has the appropriate personnel and compliance policies and procedures to perform its duties under the New Investment Advisory Agreement and that the nature, overall quality, cost, and extent of such services was expected to be satisfactory.

MEDALIST PARTNERS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
THE FUNDS’ HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISER. The Board reviewed the performance of the Funds, noting that Medalist Partners was not the named investment adviser of the Funds for the period of the Funds’ performance being reviewed, but that the portfolio manager who had been managing each Fund since each Fund’s inception will continue to be one of the portfolio managers for each Fund. The Board reviewed the performance of the Total Return Fund and Short Duration Fund as of March 31, 2023, on both an absolute basis and a relative basis in comparison to their peer funds utilizing Morningstar classifications, appropriate securities market benchmarks. While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance. When reviewing each Fund’s performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe. When reviewing a Fund’s performance against broad market benchmarks, the Board took into account the differences in portfolio construction between the Fund and such benchmarks as well as other differences between actively managed funds and passive benchmarks, such as objectives and risks. In assessing periods of relative underperformance or outperformance, the Board took into account that relative performance can be significantly impacted by performance measurement periods and that some periods of underperformance may be transitory in nature while others may reflect more significant underlying issues.

Total Return Fund: For the Total Return Fund, the Board noted that the Fund underperformed the Morningstar peer group average for the one- and five-year periods and outperformed for the three-year period ended March 31, 2023. The Board noted that the Fund underperformed the average of its Cohort group for the one-, three- and five-year periods ended March 31, 2023.

Short Duration Fund: For the Short Duration Fund, the Board noted that the Fund outperformed the Morningstar peer group for the one-, three- and ten-year periods and underperformed for the five-year period ended March 31, 2023. The Board also noted that the Fund outperformed the Cohort average for the one-, three-, and ten-year periods and underperformed for the five-year period ended March 31, 2023.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISER AND THE STRUCTURE OF THE ADVISER’S FEE UNDER THE NEW INVESTMENT ADVISORY AGREEMENT. The Board reviewed the advisory fees to be paid to Medalist Partners for its services to the Funds under the New Investment Advisory Agreement.

Total Return Fund: For the Total Return Fund, the Board noted that Medalist Partners had contractually agreed to maintain an annual expense ratio for the

MEDALIST PARTNERS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

Fund of 0.90%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board took into consideration that the contractual management fee was above the Cohort’s median and average of its Cohort, while the net expense ratio was above the Cohort average and median. The Board noted that the Fund’s management fee of 0.60% is in the second quartile of the Morningstar peer group, while the net expense ratio is below the Morningstar peer group average.

Short Duration Fund: For the Short Duration Fund, the Board noted that Medalist Partners had contractually agreed to maintain an annual expense ratio for the Fund of 0.60%, excluding certain operating expenses and class-level expenses (the “Expense Cap”). The Board took into consideration that the contractual management fee was below the Cohort’s median and average, but that the Fund’s net expense ratio was above the Cohort’s median and average. The Board noted that the Fund’s management fee of 0.35% is in the top quartile of the Morningstar peer group, while the Fund’s net expense ratio is above its Morningstar peer group average.

The Board also considered Medalist Partners’ representation that none of its separate accounts are managed identically to the Funds.

4.
ECONOMIES OF SCALE. The Board also considered whether economies of scale would be realized by Medalist Partners that should be shared with shareholders. The Board further noted that Medalist Partners has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Funds do not exceed the specified Expense Caps for at least a two-year period, but noted that for the Total Return Fund, expenses are currently running below its Expense Cap. The Board recognized that Medalist Partners is likely to realize economies of scale in managing the Funds as assets grow in size. The Board determined that it would monitor fees as the Funds grow to determine whether economies of scale were being effectively shared with the Funds and their shareholders.

5.
THE PROFITS TO BE REALIZED BY THE ADVISER AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUNDS. The Board reviewed Medalist Partners’ financial information and took into account both the potential direct benefits and the indirect benefits to Medalist Partners from advising the Funds. The Board considered the estimated profitability to Medalist Partners from its new relationship with the Funds and considered any potential additional material benefits likely to be derived by Medalist Partners from its relationship with the Funds, such as Rule 12b-1 fees. The Board also considered that the Funds historically do not generate “soft dollar” benefits that may be used by Medalist Partners in exchange for Fund brokerage. After such

MEDALIST PARTNERS FUNDS

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

review, the Board determined that the estimated profitability to Medalist Partners with respect to the New Investment Advisory Agreement was not excessive.

No single factor was determinative of the Board’s decision to approve the New Investment Advisory Agreement; rather, the Board based its determination on the total mix of information available to it. Based on a consideration of all the factors in their totality, the Board, including a majority of the Independent Trustees, determined that the New Investment Advisory Agreement, including the compensation payable under the agreement, was fair and reasonable to the Funds. The Board, including a majority of the Independent Trustees, therefore determined that the approval of the New Investment Advisory Agreement was in the best interests of the Funds and their shareholders.

MEDALIST PARTNERS FUNDS

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds will reduce the number of duplicate prospectuses, supplements, and certain other shareholder documents that you receive by sending only one copy of each to those addresses shown by two or more accounts. Please call the Funds’ transfer agent toll free at 1-855-736-7799 to request individual copies of these documents. The Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

MEDALIST PARTNERS FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Investment Adviser
Medalist Partners, LP
777 Third Avenue, Suite 1402
New York, New York 10017

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, Pennsylvania 19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, New York 10019

Custodian
U.S. Bank N.A.
Custody Operations
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-855-736-7799 (855-SEM-PRXX)

Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus, please call 1-855-736-7799 (855-SEM-PRXX).  Statements and other information herein are dated and are subject to change.

(b) Not Applicable

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Mr. Joe D. Redwine and Ms. Michele Rackey are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant including the review of federal income tax returns, review of federal excise tax returns, review of state tax returns, if any, and assistance with calculation of required income, capital gain and excise distributions.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2023	FYE 11/30/2022
Audit Fees	$49,450	$47,650
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,200
All Other Fees	N/A	N/A

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2023	FYE 11/30/2022
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 11/30/2023	FYE 11/30/2022
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

The registrant has not been identified by the U.S. Securities and Exchange Commission as having filed an annual report issued by a registered public accounting firm branch or office that is located in a foreign jurisdiction where the Public Company Accounting Oversight Board is unable to inspect or completely investigate because of a position taken by an authority in that jurisdiction.

The registrant is not a foreign issuer.

Item 5. Audit Committee of Listed Registrants.

(a)	Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b)	Not Applicable.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   2/5/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal Executive Officer

Date   2/5/2024

By (Signature and Title)*    /s/ Kevin J. Hayden
Kevin J. Hayden, Vice President/Treasurer/Principal Financial Officer

Date   2/7/2024

* Print the name and title of each signing officer under his or her signature.